Exhibit (10)(f)

                             1990 STOCK OPTION PLAN



        Section 1.   Establishment.

              Pursuant to the Sprint Corporation Long-Term Stock
Incentive Program (the "Program"), Sprint Corporation, a Kansas corporation (the "Company"), hereby establishes a stock option plan to be named the 1990 Stock Option Plan (the "Plan"), for officers and key employees of the Company and its subsidiaries.

        Section 2.   Purpose.

              The purpose of the Plan is to induce officers and key employees of the Company and its subsidiaries, who are in a position to contribute materially to the prosperity thereof, to remain with the Company or its subsidiaries, to offer them incentives and reward in recognition of their share in the Company's progress, and to encourage them to continue to promote the best interests of the Company and its affiliates. The Plan will also aid the Company and its subsidiaries in competing with other enterprises for the services of new key personnel needed to help insure their continued development.

              Options granted to an optionee shall be either Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, or Nonstatutory Stock Options, provided that no Incentive Stock Options shall be granted which would permit options first exercisable in any calendar year to exceed the limitations set forth in Section 6(a) hereof.
        Options which become first exercisable in any calendar year in excess of said limitations shall be Nonstatutory Stock Options. Options designated "Nonstatutory Stock Options" shall not be restricted by the limitations of said Section 6(a) and shall not be treated as Incentive Stock Options.

        Section 3.   Administration.

              The Plan shall be administered by the Organization and Compensation Committee (the "Committee") of the Board of Directors of the Company. Members of the Committee shall be Disinterested Persons as defined in the Program. The Committee shall hold its meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. The Company shall grant options and related Stock Appreciation Rights ("SARs") under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan and the Program. The Committee from time to time may adopt (and thereafter amend and rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions of the Plan and the Program, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.
Section 4.   Total Number of Shares to be Optioned.
         The maximum number of shares of common stock ($2.50 par value) of the Company which may be issued upon exercise of options under the Plan shall not exceed 8,500,000 (subject to adjustment as provided in Section 11 hereof). The shares sold under the Plan may be either treasury shares or authorized but unissued shares, as the Board of Directors from time to time may determine. The maximum number of shares of common stock which may be issued upon exercise of options granted in any calendar year, together with shares of common stock subject to other awards under the Program, shall not exceed the limits set forth in Section 4(a) of the Program.

        In the event that any outstanding options under the Plan for any reason expire or are terminated, the shares of common stock of the Company allocable to the unexercised portion of all of such options may again be subject to an option under the Plan.

Section 5.   Eligibility.

      Options shall be granted only to officers and key employees of the Company or its subsidiaries. The Committee will, in its discretion, determine the officers and key employees to be granted options, the time or times at which options shall be granted, the number of shares subject to each option, whether the options are Incentive Stock Options or Nonstatutory Stock Options, any conditions on the exercise of the options, and the manner in which options may be exercised. In making such determination, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its affiliates and such other factors which the Committee may deem relevant in accomplishing the purpose of the Plan.
      No option may be granted to any individual who immediately after the option grant owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or any subsidiary.


      An individual may be granted more than one option but only on the terms and subject to the restrictions hereinafter set forth.
No person shall be eligible to receive an option for a larger number of shares than is recommended for such individual by the Committee.

Section 6.   Limitation on Incentive Stock Options.

      (a) General Rule. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by the optionee under all plans of the Company and its subsidiaries shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422A of the Internal Revenue Code of 1986, as amended, or any successor provision, and any regulations promulgated thereunder.

      (b) Fair Market Value. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the Incentive Stock Option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

Section 7.   Terms and Conditions of Options.

      Each option granted under the Plan shall be evidenced by a Stock Option Agreement in such form not inconsistent with the Plan as the Committee shall determine, provided that such Stock Option Agreement clearly and separately identifies Nonstatutory Stock Options and Incentive Stock Options and that the substance of the following terms and conditions be included therein:

         (a) Option Price. The price at which each share of common stock covered by such option may be purchased shall be determined by the Committee and shall be no less than one hundred percent (100%) of the fair market value of the stock on the date the option is granted. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

      (b) Nontransferable. The option and any related SAR shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution; provided that, if so determined by the Committee, an optionee may, in the manner established by the Committee, designate a beneficiary to exercise the option and any related SAR upon the death of the optionee. During the optionee's lifetime, the option and any related SAR may be exercised only by the optionee or, if permissible under applicable law, by the guardian or representative of the optionee.

      (c) Exercise of Option. The option and any related SAR, if exercised by the optionee, may be exercised (subject, however, to the provisions of Section 9, and if applicable, Section 10) only if the optionee has been an employee of the Company or of any subsidiary thereof at all times during the period beginning with the date of the granting of the option and ending on the day three
(3) months before the date of such exercise; provided, however, that in the case of an optionee who is a retiree of the Company or of any subsidiary thereof or who becomes permanently and totally disabled, the three (3) months shall be extended to twelve (12) months for options designated "Incentive Stock Options" and to five
(5) years for options designated "Nonstatutory" Stock Options" (for this purpose, a retiree is a person who is entitled to receive pension benefits in accordance with the Sprint Retirement Pension Plan immediately upon termination of employment). Options granted under the Plan shall not be affected by any change of duties or position so long as the optionee continues to be an employee of the Company or of a subsidiary. Only those options exercisable at the date the optionee's employment is terminated may be exercised during the period following such termination, whether such termination is by retirement or otherwise.

      (d) Term of Option. The option and any related SAR shall not be exercisable after the expiration of ten (10) years from the date the option was granted.

      (e) Death of Optionee. In the event of the death of an optionee during the period in which an option is exercisable (as set forth in Section 7(c) above), the option theretofore granted to such person and any related SAR shall be exercisable only within the twelve (12) months next succeeding such death, and then only
(i) by the executor or administrator of the optionee's estate, by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or the laws of descent and distribution, or, if a beneficiary has been designated in accordance with Section 7(b) above, by the beneficiary, and (ii) if and to the extent that the optionee was entitled (or deemed to be entitled by the Committee) to exercise the option at the date of the optionee's death, provided that in no event shall the option be exercisable more than ten (10) years after the date it was granted.
Section 7A.  Reload Options.
      In connection with non-qualified options (including newly-granted options or outstanding options granted under the Plan or any other stock option plan of the Company or of US Sprint Communications Company Limited Partnership), the Committee may provide that an optionee has the right to a reload option, which shall be subject to the following terms and conditions:
      (a) Grant of the Reload Option; Number of Shares, Price. Subject to subsections (b) and (c) of this Section 7A and to the availability of shares to be optioned under the Plan, if an optionee has an option (the "original option") with reload rights and pays for the exercise of the original option by surrendering common stock of the Company, the optionee shall receive a new option ("reload option") for the number of shares so surrendered at an option price equal to the fair market value of the stock on the date of the exercise of the original option.

      (b) Minimum Purchase Required. A reload option will be granted only if the exercise of the original option is an exercise of at least 25% of the total number of shares granted under the original option (or an exercise of all the shares remaining under the original option if less than 25% of the shares remain to be exercised).

      (c) Other Requirements. A reload option will not be granted: (1) if the market value of the common stock of the Company on the date of exercise of the original option is less than the exercise price of the original option; (2) if the optionee is no longer an employee of Sprint or a Sprint subsidiary; or (3) if the original option is exercised less than one year prior to the expiration of the original option.

      (d) Term of Option. The reload option shall expire on the same date as the original option.

      (e) Type of Option. The reload option shall be a non-qualified option.

      (f) No Additional Reload Options. The reload options shall not include any right to a second reload option.

      (g) Date of Grant, Vesting. The date of grant of the reload option shall be the date of the exercise of the original option. The reload options shall be exercisable in full beginning one year from date of grant; provided, however, that all shares purchased upon the exercise of the original option (except for any shares withheld for tax withholding obligations) shall not be sold, transferred or pledged within six months from the date of exercise of the original option. In no event shall a reload option be exercised after the original option expires as provided in subsection (d) of this Section 7A.

      (h) Stock Withholding; Grants of Reload Options. If the other requirements of this Section 7A are satisfied, and if shares are withheld or shares surrendered for tax withholding pursuant to Section 17, a reload option will be granted for the number of shares surrendered as payment for the exercise of the original option plus the number of shares surrendered or withheld to satisfy tax withholding. In connection with reload options for officers who are subject to Section 16 of the Securities Exchange Act of 1934 ("Insiders"), the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

      (i) Other Terms and Conditions. Except as otherwise provided in this Section 7A, all the provisions of the 1990 Stock Option Plan shall apply to reload options granted pursuant to this Section 7A.

Section 8.   Consideration for Options.

      Each optionee shall, as consideration for the grant of the option, agree in writing to remain in the employ of the Company or of one of its subsidiaries, at the pleasure of the Company or of such subsidiary, for at least (1) year from the date of the granting of such option or until earlier termination of the optionee's employment effected or approved by the Company or by such subsidiary. In the event of a violation by the optionee of such agreement, any options still held by such person at the time of such violation shall automatically terminate. The Committee may waive this requirement in the case of any optionee. Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the provisions of this Section 8, shall confer upon any optionee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the optionee's employment or change the optionee's compensation at any time.

Section 9.   Exercise of Options - Purchase of Shares.

      Options and related SARs shall be exercisable at such time or times, and upon the satisfaction of such conditions, as determined by the Committee; provided, however, that unless otherwise determined by the Committee, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option. An optionee's right to purchase shares with respect to shares which become exercisable shall be cumulative during the term of the option. An option shall be exercisable by purchase of shares only upon payment to the Company of the full purchase price of the shares with respect to which the option is exercised; provided, however, that the Company shall not be required to issue or deliver any certificates for shares of common stock purchased upon the exercise of an option prior to (i) if requested by the Company, the filing with the Company by the optionee or purchaser acting under
Section 7(e) hereof of a representation in writing that at the time of such exercise it is the optionee's or purchaser's then present intention to acquire the shares being purchased for investment and not for resale, or (ii) the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable.

      Payment for the shares shall be either in United States dollars, payable in cash or by check, or by surrender of stock certificates representing like common stock of the Company having an aggregate fair market value, determined as of the date of exercise, equal to the number of shares with respect to which such option is exercised multiplied by the option price per share; provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the surrender of stock certificates representing like common stock of the Company. The fair market value of common stock on the date of exercise of an option shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a). Such payment shall be accompanied by a written request for the shares purchased. An option shall be deemed exercised on the date such payment and written request are received by the Secretary of the Company.

      No optionee or optionee's beneficiary, executor or administrator, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until a stock certificate or certificates for such shares are issued to such person or them under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

      In the event that any optionee shall be dismissed from the employ of the Company or any of its subsidiaries for any reason which in the opinion of the Committee shall constitute good cause for dismissal, any option still held by such person at such time shall automatically terminate. The decision of the Committee as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

        In the event that any optionee, without the consent of the Committee, while employed by the Company or any affiliate of the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest, as determined by the Committee, any option still held by such person at such time shall automatically terminate. The decision of the Committee on any such matters shall be final and binding upon all concerned.

Section 10.  Exercise of Options - Stock Appreciation Rights.

      In addition to providing for the exercise of an option as set forth in Section 9, at the time of grant of such option the Committee may by separate agreement, in conjunction with all or part of any option granted under the Plan, permit an optionee to exercise the option in an alternative manner based on the appreciated value of the common stock subject to option; provided, however, that no SAR granted to an optionee who is subject to Section 16(b) of the Exchange Act (an "Insider") shall be exercisable during the six-month period following the date of grant, except that such limitation shall not apply in the event of death or physical disability of such optionee occurring prior to the expiration of such six-month period. SARs may be exercised by an optionee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the optionee shall be entitled to receive the value of such SARs determined in the manner prescribed in this Section 10. Options which have been so surrendered, in whole or in part, shall no longer be exercisable.

      Each agreement evidencing SARs shall clearly and separately identify the Nonstatutory Stock Options and Incentive Stock Options to which it relates and shall contain such terms and conditions not inconsistent with other provisions of the Plan and the Program as shall be determined from time to time by the Committee, which shall include the following:

        (a) SARs shall expire no later than the expiration of the related option.

         (b) SARs shall be transferable only when and to the extent that the related option is transferable.

      (c) SARs shall be exercisable at such time or times and only to the extent that the related option is exercisable. The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related option, except that SARs granted with respect to less than the full number of shares covered by a related option shall not be reduced until the exercise or termination of the related option exceeds the number of shares not covered by the SARs.

          (d) SARs shall be exercisable only when there is a positive spread, that is, when the market price of the stock subject to the related option exceeds the exercise price of such option.

      (e) Upon the exercise of SARs, an optionee shall be entitled to receive the value thereof, which value shall be equal to the excess of the fair market value on the date of exercise of one share of common stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the SARs shall have been exercised.

The fair market value of common stock on the date of exercise of SARs shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to
Section 7(a).

      (f) Upon an exercise of SARs, the optionee shall notify the Company of the form in which payment of the value thereof will be made (i.e., cash, common stock, or any combination thereof); provided, however, in the case of Insiders, (i) payment of the value of SARs related to Incentive Stock Options may be elected in common stock only insofar as the issuance of such common stock to the optionee would be subject to the Internal Revenue Code of 1986, Section 83 Income Inclusion Rule, as in effect on the date of exercise of the SARs, and
(ii) the Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

        Upon the exercise of SARs, the option or part thereof to which such SARs are related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of common stock to be issued under the Plan as set forth in Section 4 and the limitation of the number of shares of common stock to be issued under the Program as set forth in Section 4(a) of the Program. SARs shall be deemed exercised on the date written notice of exercise is received by the Secretary of the Company.

Section 11.  Change in Stock, Adjustments, Etc.

      In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan including the maximum number that may be granted to any one person. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding options shall be made without change of the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a modification as defined in Section 425 of the Internal Revenue Code of 1986, as amended. If any outstanding options are subject to any conditions, the Committee shall also make appropriate adjustments to such conditions. Any such adjustment made by the Committee shall be conclusive.

          The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

Section 12.  Duration, Amendment and Termination.

      The Board of Directors of the Company may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any option shall theretofore have been granted, affect or impair the rights of such individual under such option; and provided further, that any such amendment shall be consistent with the provisions of the Program, as it may be amended from time to time.

      No stock option shall be granted under the Plan after April 18,

1999, but stock options granted prior to or as of such date may extend beyond such date in accordance with the provisions hereof.

Section 13.  Effectiveness of Plan.

          This Plan shall be effective as of February 17, 1990.

Section 14.  Date of Granting of Options.

      The date of grant of a reload option shall be determined in accordance with Section 7A(g). The date of grant of all other options shall be the date designated by the Committee as the date of grant, provided that in no event shall the date of grant be earlier than the date on which the Committee approved the grant. Within sixty (60) days of the granting of the option, the Company shall notify the optionee of the grant of the option, and submit to the optionee a Stock Option Agreement and, if applicable, an agreement respecting SARs, duly executed by and on behalf of the Company, with the request that the optionee execute the agreement or agreements within sixty (60) days after the mailing by the Company of the notice to the optionee. The optionee shall execute the written option agreement and, if applicable, the agreement respecting SARs, within said 60-day period.
Section 15.  Application of Funds.

      The proceeds received by the Company from the sale of stock subject to option are to be added to the general funds of the Company and used for its corporate purposes.
Section 16.  No Obligation to Exercise Option.
         Granting of an option shall impose no obligation on the optionee to exercise such option.

Section 17.  Stock Withholding Election.

      When taxes are withheld in connection with the exercise of a Nonstatutory Stock Option or SAR for stock, the optionee may elect to make payment for the withholding of federal, state and local taxes, excluding social security and medicare taxes, up to the optionee's marginal tax rates, by one or both of the following methods:

       (i) delivering part or all of the payment in previously-owned shares (which shall be valued at fair market, as defined herein, on the date of exercise) held for at least six months, whether or not received through the prior exercise of a stock option or SAR for stock; or

      (ii) requesting the Company to withhold from those shares that would otherwise be received upon exercise of the option, or upon exercise of an SAR for stock, a number of shares having a fair market value (as defined herein) on the date of exercise equal to the amount to be withheld. The amount of tax withholding to be satisfied by withholding shares from the option exercise is limited to the minimum amount of taxes, excluding social security and medicare taxes, required to be withheld under federal, state and local law.

Such election is irrevocable. Any social security and medicare taxes, any fractional share amount and any additional withholding not paid by the withholding or surrender of shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

      Optionees who are subject to Section 16 of the Securities Exchange Act of 1934 ("Insiders") making an election pursuant to (i) or (ii) of the immediately preceding paragraph must do so: (a) at least six months after the date of grant of the option or SAR; and (b) within a "window period" as defined in
Rule 16b-3(e)(3) under the Securities Exchange Act of 1934. An election by an Insider to deliver stock or have stock retained to satisfy tax obligations is subject to the approval of the
        Committee and to such rules as the Committee may from time to

                                                        Exhibit (10)(j)

               EXECUTIVE LONG-TERM INCENTIVE PLAN

1.0  Establishment

     1.01 The  Executive  Long-Term Incentive Plan  is  effective
          January 1, 1994. Thereafter, it will continue from year to year, until the Board amends or terminates it.

2.0  Definitions

     2.01 "Board"   is   the   Board  of  Directors   of   Sprint
          Corporation.

     2.02 "Committee"   is  the  Organization  and   Compensation
          Committee of the Board.

     2.03 "Company" is Sprint Corporation.

     2.04 "Participant"   is a Senior Officer designated  by  the
          Committee to participate in the Plan.

     2.05 "Senior Officer" is an officer of the Company holding the office of Senior Vice President or higher.

3.0  Purpose

     3.01 The Plan is intended to further the Company's long-term
          objectives    by    offering   competitive    incentive
          compensation to Senior Officers who make substantive contributions to those objectives.

4.0  Administration

     4.01 The Committee will be responsible for the administration of the Plan. The Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations deemed advisable to protect the interests of the Company, and to make all other administrative determinations necessary. Any determination, interpretation or other action made or taken by the Committee pursuant to the Plan's provisions will be final for all purposes and upon all persons.

5.0  Performance Cycle

     5.01 A performance cycle, established by the Committee, consists of at least two (2) consecutive calendar years, over which period the Company's performance is to be measured.

6.0  Performance Criteria

     6.01 Prior to the beginning of each Performance Cycle, the Committee will determine the factors to be used for measuring performance. Such Committee determinations may vary for different Performance Cycles.

7.0  Adjustments

     7.01 In the event of a restructuring charge, a change in a method of accounting, or a charge or writedown related to asset impairments, the Committee shall make adjustments to reflect the impact of the change on the Plan features or measurement areas.

     7.02 In the event of a Corporate transaction, such as any merger, consolidation, distribution of stock or property, reorganization or partial or complete liquidation of the Company, the Committee shall make adjustments to reflect the impact of the Corporate transaction on the Plan features or measurement areas.

     7.03 At the Committee's discretion, the payout for a participant may be decreased or eliminated. In determining whether to exercise its discretion pursuant to this paragraph, the Committee shall consider, among the other factors it deems appropriate, the level of incentive awards payable under plans offered by the Company which are similar to the Plan established hereunder.

8.0  Participation

     8.01 For   each   Performance  Cycle,  the  Committee   will
          determine which Senior Officers will participate in the Plan.

     8.02 Participation   is  limited  to  those  positions   (or
          individuals) approved by the Committee at the beginning of each performance period unless specified elsewhere in this Plan.

          Individuals may join or leave the Plan through transfer to a participating or non participating position throughout the Performance Cycle. In such cases, incentive opportunity and payouts will be prorated based on time served under the Plan. No employee will be eligible to receive a Plan payout without having served at least 24 months of the Performance Cycle. With Committee approval, individuals who have not served 24 months under this Plan but who have a total of 24 months under this Plan and/or any other Company or subsidiary long-term Plan during the cycle, may receive a prorated payout under this Plan.

9.0  Payment

     9.01 The Committee will determine the incentive opportunity earned by each participant for any Performance Cycle.

     9.02 The incentive opportunity earned based upon the achievement of the performance criteria will be adjusted by the percent increase or decrease in the market price of Sprint Corporation common stock as occurs over the Performance Cycle.

     9.03 The   Committee  will  certify  that  the   performance
          criteria were met and approve the payment of each award made under the Plan. Payments will be made following the end of each Performance Cycle.

     9.04 Award payments will be made to the participants as soon as practicable following the end of each Performance Cycle after the Committee certifies that the performance criteria were met and gives approval for payment. Unless otherwise determined by the Committee, payment shall be in the form of Sprint common stock, less the cash amount necessary to pay any taxes due based on the then current tax law.

10.0 Termination of Employment

     10.01 If termination of employment occurs during a Performance Cycle by reason of death, disability (as determined under the company's long-term disability program), or normal retirement (as determined under the Company's retirement plan), the participant shall be entitled to prorated award based on Company performance as of the most recently completed fiscal year for any plan in which the participant has completed at least two thirds of the performance period. The Committee will determine the prorated award under the rules and regulations it establishes. The award will be paid when all other payments are made at the end of the cycle. If termination of employment occurs for reasons other than death, disability or normal retirement, all the participant's rights and interests under this Plan will be canceled and forfeited, unless determined otherwise by the Committee.

11.0 Non-Transferability

     11.01 A participant's rights and interests under the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution except as provided by the Plan or specified by the Committee.

12.0 Tax Withholding

     12.01 The Company shall have the right to deduct from all awards any taxes required by law to be withheld with respect to such awards.

13.0 Continuance of Employment

     13.01 Nothing under this Plan nor any action taken because of the Plan will be construed as giving any employee any right to be retained in the Company's employ.

14.0 Amendment and Termination

     14.01 The Board, at any time, may terminate, and at any time, and in any respect, may amend or modify, the Plan.

15.0 Legal Requirements

     15.01       The   designation  of  participation   and   any
          opportunity in the Plan, together with the award of the Plan payout will be subject to all applicable federal, state and local laws, rules and regulations.

     15.02 The Plan, and all related provisions, shall be construed in accordance with and governed by the laws of the State of Kansas.

                                                        Exhibit (10)(k)

               EXECUTIVE MANAGEMENT INCENTIVE PLAN

1.0  Establishment

     1.01 The  Executive Management Incentive Plan  is  effective
          January 1, 1994. Thereafter, it will continue from year to year, until the Board amends or terminates it.

2.0  Definitions

     2.01 "Board"   is   the   Board  of  Directors   of   Sprint
          Corporation.

     2.02 "Committee"   is  the  Organization  and   Compensation
          Committee of the Board.

     2.03 "Company" is Sprint Corporation.

     2.04 "Participant" is a Senior Officer designated by the Committee to participate in the Plan.

     2.05 "Senior Officer" is an officer of the Company holding the office of Senior Vice President or higher.

3.0  Purpose

     3.01 The   plan   is  intended  to  further  the   Company's
          objectives    by    offering   competitive    incentive
          compensation to Senior Officers who make substantive contributions to those objectives.

4.0  Administration

     4.01 The Committee will be responsible for the administration of the Plan. This Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations deemed advisable to protect the interests of the Company, and to make all other administrative determinations necessary. Any determination, interpretation or other action made or taken by the Committee pursuant to the Plan's provisions will be final for all purposes and upon all persons.

5.0  Performance Cycle

     5.01 A Performance Cycle consists of a calendar year. Cash may be awarded to participants for each year the Committee approves a plan.

6.0  Performance Criteria

     6.01 Prior to the beginning of each Performance Cycle, the Committee will determine the factors to be used for measuring performance. Such Committee determinations may vary from year to year.

7.0  Adjustments

     7.01 In the event of a restructuring charge, a change in a method of accounting, or a charge or writedown related to asset impairments, the Committee shall make adjustments to reflect the impact of such items on the Plan features or measurement areas.

     7.02 In the event of a Corporate transaction, such as any merger, consolidation, distribution of stock or property, reorganization or partial or complete liquidation of the Company, the Committee shall make adjustments to reflect the impact of the Corporate transaction on the Plan features or measurement areas.

     7.03 At the Committee's discretion, the payout for a participant may be decreased or eliminated. In determining whether to exercise its discretion pursuant to this paragraph, the Committee shall consider, among the other factors it deems appropriate, the level of incentive awards payable under plans offered by the Company which are similar to the Plan established hereunder.

8.0  Participation

     8.01 For   each   Performance  Cycle,  the  Committee   will
          determine which Senior Officers will participate in the Plan.

     8.02 Senior Officers hired or promoted during a Performance Cycle into a position appropriate for participation in this Plan may either participate in the already existing Cycle on a prorated basis, or be held out until the beginning of the next Cycle. This determination will be made by the Committee.

9.0  Payment

     9.01 The  Committee will determine the incentive opportunity
          (or possible cash payment) earned by each participant for any Performance Cycle.

     9.02 The Committee will certify that the performance criteria were met and approve the payment of each award made under the Plan. Payments will be made following the end of each Performance Cycle. This normally follows the Committee's February meeting.

10.0 Deferral

     10.01 For each Performance Cycle, an eligible participant may elect, in writing, to voluntarily defer all or a portion of a potential payment. This will be consistent with the federal income tax code requirements to effectively defer income. The Committee and the Executive Deferred Compensation Plan will determine the terms of all deferrals.

11.0 Termination of Employment

     11.01 If termination of employment occurs during a Performance Cycle by reason of death, disability (as determined under the Company's long-term disability program), or normal retirement (as determined under the Company's retirement plan), the Participant will be entitled to a prorated award based upon appropriate Performance Criteria. The Committee will determine the prorated award under the rules and regulations it establishes. The award will be paid when all other payments are made at the end of the cycle. Should a Senior Officer terminate to immediately become employed by an affiliated organization, a prorata payment may also be extended. If termination of employment occurs for reasons other than death, disability, normal retirement or transfer, all the Participant's interests and rights in this Plan will be forfeited, unless otherwise determined by the Committee.

12.0 Non-Transferability

     12.01 A participant's rights and interests under the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution except as provided by the Plan or specified by the Committee.

13.0 Tax Withholding

     13.01 The Company retains the right to deduct from all awards paid in cash any taxes required by law to be withheld with respect to cash awards.

14.0 Continuance of Employment

     14.01 Nothing under the Plan nor any action taken because of Plan will be construed as giving any employee any right to be retained in the Company's employ.

15.0 Amendment and Termination

     15.01 The Board, at any time may terminate, and at any time and in any respect may amend or modify the Plan.

16.0 Legal Requirements

     16.01       The   designation  of  participation   and   any
          opportunity in the Plan, together with the payment of cash, will be subject to all applicable federal, state and local laws, rules and regulations.

     16.02 The Plan and all related provisions will be construed in accordance with and governed by the laws of the State of Kansas.
                                                     Attachment B

               EXECUTIVE LONG-TERM INCENTIVE PLAN

1.0  Establishment

     1.01 The  Executive  Long-Term Incentive Plan  is  effective
          January 1, 1994. Thereafter, it will continue from year to year, until the Board amends or terminates it.

2.0  Definitions

     2.01 "Board"   is   the   Board  of  Directors   of   Sprint
          Corporation.

     2.02 "Committee"   is  the  Organization  and   Compensation
          Committee of the Board.

     2.03 "Company" is Sprint Corporation.

     2.04 "Participant"   is a Senior Officer designated  by  the
          Committee to participate in the Plan.

     2.05 "Senior Officer" is an officer of the Company holding the office of Senior Vice President or higher.

3.0  Purpose

     3.01 The Plan is intended to further the Company's long-term
          objectives    by    offering   competitive    incentive
          compensation to Senior Officers who make substantive contributions to those objectives.

4.0  Administration

     4.01 The Committee will be responsible for the administration of the Plan. The Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations deemed advisable to protect the interests of the Company, and to make all other administrative determinations necessary. Any determination, interpretation or other action made or taken by the Committee pursuant to the Plan's provisions will be final for all purposes and upon all persons.

5.0  Performance Cycle

     5.01 A performance cycle, established by the Committee, consists of at least two (2) consecutive calendar years, over which period the Company's performance is to be measured.

6.0  Performance Criteria

     6.01 Prior to the beginning of each Performance Cycle, the Committee will determine the factors to be used for measuring performance. Such Committee determinations may vary for different Performance Cycles.

7.0  Adjustments

     7.01 In the event of a restructuring charge, a change in a method of accounting, or a charge or writedown related to asset impairments, the Committee shall make adjustments to reflect the impact of the change on the Plan features or measurement areas.

     7.02 In the event of a Corporate transaction, such as any merger, consolidation, distribution of stock or property, reorganization or partial or complete liquidation of the Company, the Committee shall make adjustments to reflect the impact of the Corporate transaction on the Plan features or measurement areas.

     7.03 At the Committee's discretion, the payout for a participant may be decreased or eliminated. In determining whether to exercise its discretion pursuant to this paragraph, the Committee shall consider, among the other factors it deems appropriate, the level of incentive awards payable under plans offered by the Company which are similar to the Plan established hereunder.

8.0  Participation

     8.01 For   each   Performance  Cycle,  the  Committee   will
          determine which Senior Officers will participate in the Plan.

     8.02 Participation   is  limited  to  those  positions   (or
          individuals) approved by the Committee at the beginning of each performance period unless specified elsewhere in this Plan.

          Individuals may join or leave the Plan through transfer to a participating or non participating position throughout the Performance Cycle. In such cases, incentive opportunity and payouts will be prorated based on time served under the Plan. No employee will be eligible to receive a Plan payout without having served at least 24 months of the Performance Cycle. With Committee approval, individuals who have not served 24 months under this Plan but who have a total of 24 months under this Plan and/or any other Company or subsidiary long-term Plan during the cycle, may receive a prorated payout under this Plan.

9.0  Payment

     9.01 The Committee will determine the incentive opportunity earned by each participant for any Performance Cycle.

     9.02 The incentive opportunity earned based upon the achievement of the performance criteria will be adjusted by the percent increase or decrease in the market price of Sprint Corporation common stock as occurs over the Performance Cycle.

     9.03 The   Committee  will  certify  that  the   performance
          criteria were met and approve the payment of each award made under the Plan. Payments will be made following the end of each Performance Cycle.

     9.04 Award payments will be made to the participants as soon as practicable following the end of each Performance Cycle after the Committee certifies that the performance criteria were met and gives approval for payment. Unless otherwise determined by the Committee, payment shall be in the form of Sprint common stock, less the cash amount necessary to pay any taxes due based on the then current tax law.

10.0 Termination of Employment

     10.01 If termination of employment occurs during a Performance Cycle by reason of death, disability (as determined under the company's long-term disability program), or normal retirement (as determined under the Company's retirement plan), the participant shall be entitled to prorated award based on Company performance as of the most recently completed fiscal year for any plan in which the participant has completed at least two thirds of the performance period. The Committee will determine the prorated award under the rules and regulations it establishes. The award will be paid when all other payments are made at the end of the cycle. If termination of employment occurs for reasons other than death, disability or normal retirement, all the participant's rights and interests under this Plan will be canceled and forfeited, unless determined otherwise by the Committee.

11.0 Non-Transferability

     11.01 A participant's rights and interests under the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution except as provided by the Plan or specified by the Committee.

12.0 Tax Withholding

     12.01 The Company shall have the right to deduct from all awards any taxes required by law to be withheld with respect to such awards.

13.0 Continuance of Employment

     13.01 Nothing under this Plan nor any action taken because of the Plan will be construed as giving any employee any right to be retained in the Company's employ.

14.0 Amendment and Termination

     14.01 The Board, at any time, may terminate, and at any time, and in any respect, may amend or modify, the Plan.

15.0 Legal Requirements

     15.01       The   designation  of  participation   and   any
          opportunity in the Plan, together with the award of the Plan payout will be subject to all applicable federal, state and local laws, rules and regulations.

     15.02 The Plan, and all related provisions, shall be construed in accordance with and governed by the laws of the State of Kansas.

                                                  Exhibit (10)(o)

                       SPRINT CORPORATION

                   KEY MANAGEMENT BENEFIT PLAN

      This Plan has been established for the benefit of certain key executives of Sprint Corporation and its subsidiaries, in order to retain their services and encourage them to continue the increasing profitability of the Company.

Section 1.  Definitions

The following terms shall have the meaning set forth below:

      (a) "Base Salary" means the highest annual salary of a Participant during the last five years immediately preceding the participant's death or retirement, as applicable. "Base Salary" shall include amounts deferred under the Sprint Retirement Savings Plan and the Sprint Executive Deferred Compensation Plan, but shall not include incentive payments, bonuses, supplemental unemployment benefits, contributions to any profit sharing or other qualified plan, reimbursements of moving expenses or other expenses, or disability payments. The Compensation Committee shall determine whether a particular item of income constitutes Base Salary if a question arises.

      (b)   "Beneficiary"  means the person or  persons  entitled
under   Section  5  to  receive  a  Survivor  Benefit   after   a
Participant's death.

     (c)  "Company" means Sprint Corporation.

      (d)   "Compensation Committee" means the  Organization  and
Compensation Committee of the Company's Board of Directors.

      (e) "Key Executive" means a key employee of Company or its subsidiaries so designated by the Chief Executive Officer of the Company.

      (f) "Participant" means a present or former Key Executive on whose account a Survivor Benefit will be payable under Section
3.

      (g) "Participation Agreement" means a written agreement, together with a form of Benefit Election, in form and substance satisfactory to the Company, by which a Participant in the Plan agrees to retire from employment with the Company or subsidiary no later than the month following the date on which the Participant attains age 65.

      (h) "Plan" means this Key Management Benefit Plan as amended from time to time.

      (i)   "Survivor  Benefit"  means a  benefit  payable  under
Section 3 of this Plan.

Section 2.  Participation

The Chief Executive Officer of the Company, with the approval of the Compensation Committee, shall designate from time to time the Key Executives who may become Participants in this Plan. A Key Executive shall become a Participant in the Plan only after signing a Participation Agreement. A Beneficiary shall be eligible for benefits only as hereinafter provided.

Section 3.  Survivor Benefit

       (a) If a Participant's employment with Company or subsidiary end because of his death while he is a Key Executive, his Beneficiary shall receive an annual Survivor Benefit equal to 25% of the Participant's Base Salary. This annual benefit shall be payable for a period of 10 years.

      (b) If a Participant (i) remains a Key Executive until age 60, and retires or terminates employment no later than the month after the date on which the Participant attains age 65, or (ii) becomes disabled and qualifies for long-term disability benefits under the Company's Long-Term Disability Insurance Plan, or (iii) elects to retire before age 65 and qualifies to receive early retirement benefits under the Company's pension plan, then his Beneficiary shall receive upon his death a Survivor Benefit equal to 300% of the Participant's Base Salary; provided, the Survivor Benefit for a Participant electing early retirement under (iii) above shall be reduced 10% per year of attained age prior to age 60, e.g., to 270% of Base Salary for retirement at age 59, and to 150% of Base Salary for retirement at age 55. This Survivor Benefit shall be paid in the manner provided in Section 4(b) and/or Section 4(c).

      (c)   If  a Participant does not satisfy the conditions  of
Section 3(a) or 3(b), no Survivor Benefit shall be payable on his account.

Section 4.  Payment of Survivor Benefit

      (a) The Survivor Benefit under Section 3(a) shall be payable in equal annual installments, commencing on the first day of the second month following the Participant's death.

      (b) The Survivor Benefit described in Section 3(b) shall normally be paid in a lump sum. However, a Participant may elect in the Participation Agreement an installment method of payment and the period of such payments, provided that in all events the Survivor Benefit shall be payable over a period of not less than 2 years but not more than 20 years. If a Participant elects to have the Survivor Benefit pay in installments, the actuaries then servicing the Company shall determine the present value using an assumed interest rate of 6 1/2% of the payment method so elected, and the amount of the Survivor Benefit shall be revised accordingly, so that the value of the Survivor Benefit, determined at the time of the Participant's death, is the same as if the
Beneficiary received a lump sum.

      (c) A Participant, with the consent of the Company, may elect, prior to attaining age 60 and at least 13 months prior to retirement, to receive the Survivor Benefit described in Section 3(b) in the form of a supplemental retirement benefit. A Participant may elect in the Participation Agreement to receive, upon satisfying the requirement of clause (i) or (iii) of Section 3(b), the Survivor Benefit in the form of a supplemental retirement benefit. The Company may determine to pay a disabled Participant's Survivor Benefit in the form of a supplemental retirement benefit within 60 days of the commencement of the Participant's disability. Such determination shall be final and conclusive on all parties. The Participant may elect in the Participation Agreement to receive the supplemental retirement benefit either (i) in a lump sum, (ii) in annual installments over a period not to exceed 30 years, or (iii) in the form of a single life annuity, or (iv) in any combination of the forms set forth in Section 4(c)(i)-(iii) (to be elected as a percentage of the total benefit). The actuaries then servicing the Company shall determine the present value using an assumed interest rate of 6 1/2% of the payment method elected by the Participant, and the amount of the Survivor Benefit shall be revised accordingly, so that the value of the supplemental retirement benefit determined at the time of the Participant's retirement, is the same as if the Participant received the Survivor Benefit in a lump sum.

      (d) If a Participant fails to make the election described in Section 4(c) in the Participation Agreement, the Survivor
Benefit shall be paid as provided in Section 4(b).

Section 5.  Beneficiaries

      (a) A Participant may designate one or more Beneficiaries to receive a Survivor Benefit payable under this Plan. Beneficiaries shall be designated only upon forms made available by or satisfactory to the Company, and filed by the Participant with the Company, as the Company may require.

      (b) At any time prior to his death, a Participant may change his Designation of Beneficiary by filing a substitute
Designation  of  Beneficiary with the Company in accordance  with
Section 5(a) above.

       (c) In the absence of an effective Designation of Beneficiary, or if all persons so designated shall have predeceased the Participant or shall have died before the Survivor Benefit shall have been fully distributed, the balance of the Survivor Benefit shall be paid to the Participant's surviving spouse or, if none, to the Participant's issue per stirpes or, if no issue to the executor or administrator of the Participant's estate.

      (d) If a Survivor Benefit is payable to a minor or person declared incompetent or to a person incapable of handling the disposition of his property, the Company may pay such Survivor Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Company may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Survivor Benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Section 6.  Unfunded Plan

      (a) Benefits to be provided under this Plan are unfunded obligations of the Company. Nothing contained in this Plan shall require the Company to segregate any monies from its general funds, to create any trust, to make any special deposits, or to purchase any policies of insurance with respect to such obligations. If the Company elects to purchase individual policies of insurance on one or more of the Participants to help finance its obligations under this Plan, such individual policies and the proceeds therefrom shall at all times remain the sole property of the Company and neither the Participants whose lives are insured nor their Beneficiaries shall have any ownership rights in such policies of insurance.

      (b) No Participant shall be required or permitted to make contributions to this Plan.

Section 7.  Plan Administration

      (a) The Company through its Compensation Committee, shall be the Plan Administrator of this Plan and shall be solely responsible for its general administration and interpretation and for carrying out the respective provisions hereof, and shall have all such powers as may be necessary to do so. The Company may from time to time establish rules for the administration of this Plan and the transaction of its business. Any action by the Company shall be final, conclusive and binding on each Participant and all persons claiming by, through or under any Participant, unless a written appeal is received by the Company within 60 days of the disputed action. The appeal will be reviewed by the Compensation Committee and the decision of the Compensation Committee shall be final, conclusive and binding on the Participant and on all persons claiming by, through or under the Participant.

       (b) The Company may employ or engage such agents, accountants, actuaries, counsel, other experts and other persons as it shall deem necessary or desirable in connection with the interpretation and administration of this Plan. The Company shall be entitled to rely upon all certificates made by an accountant or actuary selected by Company. The Company and its committees, officers, directors and employees shall not be liable for any action taken, suffered or omitted by them in good faith in reliance upon the advice or opinion of any counsel, accountant, actuary or other expert and all action so taken, suffered or omitted shall be conclusive upon each of them and upon all other persons interested in this Plan.

      (c) The Company may require proof of the death of any Participant and evidence of the right of any person to receive any Survivor Benefit.

      (d) Claims under this Plan shall be filed with the Company on its prescribed forms.

      (e) The Company shall withhold from benefits paid under this Plan any taxes or other amounts required to be withheld by law.

Section 8.  Miscellaneous

      (a) No Survivor Benefit shall be subject in any manner to alienation, sale, transfer, assignment, pledge or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any Survivor Benefit, whether presently or hereafter payable, shall be void. Except as required by law, no Survivor Benefit payable under this Plan shall in any manner be subject to garnishment, attachment, execution, or other legal process, or be liable for or subject to the debts or liability of any Participant or Beneficiary.

     (b) Notwithstanding any Plan provision to the contrary, the Board of Directors of the Company shall have the right to amend, modify, suspend, or terminate this Plan at any time. No amendment, suspension or termination shall adversely affect the right of a Participant or Beneficiary to receive a benefit payable as the result of the death, termination of employment, retirement or disability of a Participant which occurred prior to the effective date of such amendment, suspension or termination.

      (c) Nothing contained in this Plan shall be construed as a contract of employment between any Participant and the Company or to suggest or create a right in any Participant to be continued in employment as a Key Executive or other employee of the Company.

      (d) The Company may impose such other lawful terms and conditions on participation in this Plan as deemed desirable.

      (e) The Plan, and any Participation Agreement related thereto, shall be governed by the laws of the State of Kansas, without regard to the principles of conflicts of law.

     (f)  This Plan shall become effective as of March 1, 1985.


                                                Exhibit (10)(v)

                       CENTEL CORPORATION
                CENTEL MANAGEMENT INCENTIVE PLAN



1.   Purpose  of  Plan.   The  purpose of the  Centel  Management
     Incentive Plan is to:

     (a) reward outstanding performance by individuals who make significant contributions to Company and profit center results;

     (b)  reinforce   effective  teamwork   and   individual
          efforts toward the Company's stated goals;

     (c)  provide an incentive opportunity incorporating  an
          appropriate  level of risk that  will  enable  the
          Company   to   attract   and  retain   outstanding
          executives and managers; and

     (d) provide management with the opportunity to acquire a greater stake in the future of the Company through stock ownership.

2.   Definitions.   The  following words  and  phrases  have  the
     respective meanings indicated below unless a different meaning is plainly implied by the context.

     (a) "Administrative  Committee"  means   the   Employee
         Benefits Committee of Sprint.

     (b) "award"   or   "incentive   award"   or   "original
         incentive award" means the amount approved by the Board Committee to be paid in the form of cash to an eligible employee pursuant to this Plan.

     (c) "Board   Committee"  means  the  Organization   and
         Compensation Committee of the Board of Directors of Sprint.

     (d) "business group" means each of the major lines of business in which the Company operates (i.e. telephone, cellular, etc.). A business group is also considered a profit center relative to the business group staff.

     (e) "business   group  staff"  means   the   group   of
         individuals with discrete functional responsibilities who are not associated with any specific profit center but who service an entire business group.

     (f) "Common Stock" or "stock" or "shares" means shares of common stock of Sprint. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock which may be distributed pursuant to this Plan shall not exceed 120,000 shares, as may be adjusted from time to time in accordance with Section 13.

     (g) "Company"  means  Centel  Corporation,   a   Kansas
         corporation, and its successors.

     (h) "corporate staff" means the groups of individuals with discrete functional responsibilities who are not associated with any specific business group or profit center but who service the entire Company.

     (i) "date of award" means the date on which incentive awards are approved by the Board Committee.

     (j) "eligible employee" means any full time management employee of the Company or of a subsidiary of Centel who is in a position designated as eligible to receive an incentive award under this Plan.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act shall include references to successor provisions.

     (l) "Insider"  means  any  eligible  employee  who   is
         subject  to  Section 16 of the Securities  Exchange
         Act of 1934 with respect to the equity securities of Sprint.

     (m) "market value" of Common Stock on any date means the closing price of the Common Stock on that date on the New York Stock Exchange Composite Transactions List, as subsequently reported in The Wall Street Journal, or if no sale of the Common Stock shall have been made on that date, such closing price on the next preceding date on which there was a sale.

     (n) "participant" means any person who has received an incentive award pursuant to this Plan.

     (o) "Plan"  means  the plan set forth  in  this  Centel
         Management Incentive Plan, as it may be amended from time to time, and known as the "Centel
         Management Incentive Plan".

     (p) "profit center" means an organization or group of organizations with a discrete profit and loss responsibility.

     (q) "SEC"    means   the   Securities   and    Exchange
         Commission.

     (r) "Sprint"   means  Sprint  Corporation,   a   Kansas
         corporation, and its successors.

     (s) "subsidiary" means any corporation of which fifty percent or more of the voting stock is owned, directly or indirectly, by the Company or Sprint.

     (t) "target incentive award" means the amount that  may
         be   paid   to  a  participant  if  financial   and
         individual goals are met in a given plan year.

3.   Administration of Plan.

     (a) This  Plan  shall  be  administered  by  the  Board
         Committee.

     (b) The Board Committee shall have sole authority and discretion, consistent with the provisions of this Plan, to:

         (1) approve   management  positions   eligible   to
              participate in the Plan;

         (2) approve at the beginning of each year the performance measures and target amounts for each business group and the Company as a whole as well as the weighting of each of the measures, the payout range, and leveraging, if any, to be used in calculating the incentive awards;

         (3) determine and approve the original incentive awards; and

         (4) make all decisions concerning which Insiders are to become participants, and the timing, pricing, and amount of awards to Insiders under the Plan.

     (c) The Board Committee shall have full authority and discretion to adopt rules and regulations to carry out the purposes and provisions of this Plan. The Board Committee's interpretation and construction of any provision of this Plan shall be binding and conclusive, unless otherwise determined by the Board of Directors.

4.    Administrative Committee.

     (a) The Administrative Committee shall:

         (1) construe this Plan (subject to Board Committee interpretations) and make equitable adjustments for any mistakes, omissions, or errors made in the administration of this Plan;

         (2) adopt such rules and regulations and prescribe or approve the forms as may be deemed reasonably necessary for the proper and efficient administration of this Plan consistent with its purposes;

         (3) enforce  this  Plan  in  accordance  with   its
              terms and with the rules and regulations adopted for the Plan; and

         (4) do all other acts which in the Administrative Committee's reasonable judgment are necessary or desirable for the proper and advantageous administration of this Plan consistent with its purposes.

     (b) The Administrative Committee shall have authority to delegate any or all of its duties to the Benefit Administrative Committee of Sprint.

     (c) The Administrative Committee will make decisions according to a majority vote and maintain a written record of its decisions and actions, but no member of the Administrative Committee shall act on any matter that has particular reference to such member's own interest under this Plan.

     (d) All   decisions   and  actions  of  the   Administrative
          Committee shall be binding and conclusive, unless otherwise determined by the Board Committee.

5.   Overview of Plan Operation.

     (a) Based on the achievement of performance measures which are approved at the beginning of each plan year, the percentage achievement of target will be calculated.

     (b) The  head  of  each profit center,  business  group
         staff or corporate staff group will recommend individual incentive awards for each eligible employee based on the achievement of individual objectives and management performance.

     (c) All incentive awards are subject to the approval of the Board Committee.

     (d) No original incentive awards will be awarded for calendar years after 1993.

6.   Establishment of Target Incentive Awards.

     (a) The Board Committee shall, in its sole discretion, determine and approve all target incentive awards for Insiders. The CEO will determine the target incentive award for the other members of the Administrative Committee and other eligible employees in executive positions (other than Insiders) with the approval of the Board Committee.

     (b) Target incentive awards for all other eligible employees will be established according to current salary planning practice and will be approved by the CEO.

     (c) Target incentive awards will be adjusted as eligible employees move in and out of individual profit centers, business group staffs or corporate staff groups or as individuals are assigned to positions with different target incentive awards within those groups. Generally, the following conventions will apply as these changes occur (when an individual becomes an eligible employee on or through the fifteenth day of the month, the months will be calculated as of the first of that month; when an individual becomes an eligible employee after the fifteenth day of the month, the months will be calculated as of the first of the following month):

          (1) individuals  who are eligible  employees  will
              have their target incentive award prorated proportionately by the number of full calendar months they were an eligible employee (i.e. a promotion effective 4/16/XX would qualify that individual to be considered for 8/12 of his or her target incentive award for that year; a promotion effective 9/15/XX would qualify that individual to be considered for 4/12 of his or her target incentive award for that year).

          (2) individuals who are assigned to a different award eligible position will have target incentive awards in each position prorated based on the number of months in each position consistent with the conventions outlined in this Section.

7.   Establishment of Goals.

     (a) Individual   goals  will  be  determined   by   the
         eligible   employee  and  his  or   her   immediate
         supervisor.

     (b) Performance measures will be established annually at both the consolidated and business group levels. These measures will be approved by the Board Committee. Specific target amounts for each business unit and the Company as a whole will also be approved by the Board Committee.

     (c) The Board Committee may, at any time prior to the approval of the incentive awards, approve a change to the target amounts for the performance measures if, in its judgment, such a change is desirable in the interests of equitable treatment of the participants and the Company as a result of extraordinary or non-recurring events, changes in applicable accounting rules or principles, changes in the Company's method of accounting, changes in applicable law, changes due to consolidation, acquisitions, divestitures, reorganization, stock split or stock dividends, combination of shares or other changes in the Company structure or shares, major changes in business strategy, or any other change of a similar nature to any of the foregoing.

8.   Determining Incentive Awards.

     (a) The achievement of each performance measure will stand independently and the weighting, payout range and leveraging, if any, will be established for each business group and the Company as a whole and will be approved by the Board Committee.

     (b) The Board Committee will review business group operational summary reports along with the performance of the profit centers, business groups and the Company as a whole and determine the percentage of the target incentive awards to be awarded to participants in each business group and corporate staff group. This determination will be based on consolidated financial results and the extent to which profit centers and business groups met their financial goals.

     (c) The Board Committee reserves the right to give special consideration to individual profit centers or business groups if appropriate.

     (d) The   Board   Committee  is  authorized   to   make
         adjustments    for    unusual   or    extraordinary
         circumstances  which  in  its  sole  judgment   are
         appropriate to the purposes of the Plan.

9.   Determining Individual Incentive Awards.

     (a) Each eligible employee's immediate supervisor will, through lines of organization, recommend the level of award to be paid to such eligible employee. This recommendation will be based on financial performance and the supervisor's judgment of the eligible employee's achievement of his or her individual goals and contribution to the profit center or business group performance. An eligible employee's recommended award may exceed his or her individual target incentive award.

     (b) The Board Committee will determine and approve all incentive awards. The Board Committee may, at its sole discretion, raise or lower the recommended incentive award of any eligible employee on the basis of the difficulty of the eligible employee's incentive goals, changes in circumstances or priorities during the year, or any other factors it deems relevant.

10.  Payment of Incentive Awards.

    (a) Incentive awards will be paid before the close of the first quarter, if practical, following the year to which the award relates.

    (b)  The  original  incentive awards for  calendar  year
         1993 will be paid exclusively in cash.

    (c) Certain participants received all or a portion of their award for 1992 in shares of Common Stock (the "original incentive shares") and received a matching incentive award of shares of Common Stock. To encourage retaining the original incentive shares as an investment, Sprint will, twelve (12) months after issuance of such shares, provide as "retention shares" a number of shares of Common Stock equal to twenty-five percent (25%) of the number of original incentive shares (the award of such retention shares to be known as a "retention incentive award") if the following conditions are met:

         (1)  the   participant   is   still    an
              employee  of Sprint or  one  of  its
              subsidiaries  at  the  end  of   the
              twelve month period; and,

         (2)  the participant has not disposed  of
              the    original   incentive   shares
              through the end of the twelve  month
              period.   The  original shares  must
              be  registered exactly the same  way
              they were registered at the time  of
              issuance  unless a new  registration
              is   called   for  by  circumstances
              beyond    the   control    of    the
              participant.

         In  the event that twenty-five percent of  the
         number of original incentive shares is  not  a
         whole  number,  the participant  will  receive
         cash  in lieu of a fractional share of  Common
         Stock  based  on  the  market  value  of   the
         fractional share of Common Stock on the date that is twelve months after the date of issuance of the original incentive shares.

    (d)  (i)   "Six  Month Advance Election"  means  an
         election made by an Insider to receive an award in the form of stock which (A) becomes effective six months after the date on which such Six Month Advance Election was made, and
         (B)  may  be revoked only by making a new  Six
         Month  Advance  Election.  The new  Six  Month
         Advance Election may, in turn, be revoked in accordance with this clause (i).

         (ii)  Once  a  Six Month Advance Election  has
         become  effective with respect to an  original
         incentive  award  or matching incentive  award
         or  a Tax Withholding Election (as defined  in
         paragraph  (f) of this Section 10),  such  Six
         Month  Advance Election shall remain effective
         with   respect  to  all  subsequent   original
         incentive  awards, matching  incentive  awards
         or  Tax Withholding Elections, as the case may
         be,   until   such  Election  is  revoked   in
         accordance  with clause (i) of this  paragraph
         (d).

    (e) Except where a Tax Withholding Election has been made by an Insider, the federal, state and local income tax withholding and other tax obligations associated with receipt of any retention incentive award will be deducted from the original incentive award of such participant for calendar year 1993, provided that the original incentive award is sufficient to cover all such taxes as well as taxes associated with receipt of the original incentive award; otherwise, Sprint shall retain from the retention shares a sufficient number of shares of Common Stock, valued at the market value of the Common Stock on the date that is twelve months after the date of issuance of the original incentive shares, to satisfy the taxes associated with receipt of the retention shares.

    (f)  A  participant  who  is  an Insider  may  elect  to
         authorize Sprint to retain from the retention shares otherwise to be distributed whole shares of Common Stock to satisfy federal, state and local income tax withholding and FICA obligations associated with receipt of any retention incentive award of such Insider (such election, a "Tax Withholding Election") provided that:

         (i)  such   election  becomes   effective
              during  the period beginning on  the
              third  business  day  following  the
              date  of  release  of  quarterly  or
              annual  financial data specified  in
              SEC  Rule 16b-3(e)(1)(ii) and ending
              on    the   twelfth   business   day
              following such date (such period,  a
              "Quarterly Window Period"  and  such
              election,   a   "Quarterly    Window
              Period Election") and is subject  to
              the  approval of the Board Committee
              in    its    sole   discretion    (a
              "Quarterly       Window       Period
              Election"); or

         (ii) such   election  is  a   Six   Month
              Advance Election.

    (g) A Quarterly Window Period Election made pursuant to paragraph (f) of this Section 10:

         (i)  becomes  effective  when  made,   if
              made   during  a  Quarterly   Window
              Period,  or as of the first  day  of
              the  next  Quarterly Window  Period,
              if   not  made  during  a  Quarterly
              Window Period.

         (ii) may  be  revoked  by  making  a  new
              Quarterly  Window  Period   Election
              which   (A)  changes  the   previous
              Quarterly  Window  Period  Election,
              and   (B)   becomes  effective   (in
              accordance with clause (i)  of  this
              paragraph  (g) before  the  date  on
              which  the retention shares  are  to
              be distributed.

         (iii)      once  it has become effective,
              it   shall  remain  in  effect  with
              respect   to   all  subsequent   tax
              withholding   until    revoked    in
              accordance with clause (ii) of  this
              paragraph (g).

11. Limitation on Vested Interest. The earning of incentive awards by eligible employees under this Plan is within the sole discretion of the Company in accordance with the terms of this Plan, and no eligible employee, participant or other person has any legal right to or vested interest in an incentive award under this Plan prior to the actual payment to the eligible employee of an incentive award.

12. Indemnification of Committee Members. In addition to such other rights of indemnification as any person may have as a director, officer or member of the Board Committee, Administrative Committee or the Benefit Administrative Committee, each member of the Committees shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which such person may be a party by reason of any action taken or failure to act under or in connection with this Plan, and against all amounts paid by such person in settlement thereof (provided such settlement is approved by legal counsel selected or approved by the Company), or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such Committee member is liable for gross misconduct; provided that within sixty (60) days after the institution of such action, suit or proceeding, such Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

13. Adjustment in Number of Shares. In the event of any subdivision or combination of the outstanding shares of Sprint by reclassification or otherwise, or in the event of the payment of a stock dividend, a capital reorganization, a reclassification of shares, a consolidation or merger, or the sale, lease or conveyance of substantially all the assets of Sprint, the Board Committee shall make appropriate and equitable adjustments in the number and kind of shares with respect to all undistributed retention shares. Any such adjustment made by the Board Committee shall be final and binding upon all participants, the Company, Sprint, and all other interested persons.

14. Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 of the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board Committee may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

15. Non-transferability. No right awarded hereunder is assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended.

16. Amendment and Discontinuance. The Board of Directors of the Company may alter, suspend or terminate this Plan. Any such alteration or amendment of this Plan shall be subject to the approval of the Company's shareholders to the extent required by SEC Rule 16b-3 under the Exchange Act or by the listing requirements of any national securities exchange upon which the Common Stock is listed.


                                                Exhibit (10)(w)


                       CENTEL CORPORATION
                    CENTEL STOCK OPTION PLAN

1.   Purpose of Plan.  The purpose of the Centel Stock Option
     Plan (the Plan) is to promote the long-term financial
     interests of the Company and its subsidiaries by:

     (a) providing an incentive for key management employees to maximize the long-term value of Centel Common Stock and otherwise act in the best interest of Centel shareowners;

     (b) providing management with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership;

     (c) attracting, retaining and rewarding highly qualified executives and managers who will contribute in exceptional ways to the long-term financial success of the Company and its subsidiaries; and

     (d) tying compensation of key management employees more closely with the performance of Common Stock.

2. Definitions. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

     (a) "Administrative Committee" means a committee of management employees which, pursuant to Section 4, has been appointed by the Board Committee and authorized to assume designated responsibilities and perform designated functions.

     (b) "award" means the grant of stock options or stock appreciation rights (SARs) to an eligible employee pursuant to this Plan.

     (c)  "Board Committee" means the Organization and
          Compensation Committee of the Board of Directors of Sprint.

     (d) "Common Stock" or "stock," or "shares" means shares of common stock of Sprint.

     (e) "Company" means Centel Corporation, a Kansas corporation and its successors.

     (f)  "date of award" means the date designated by the Board
          Committee for the award of stock options or SARs which have been approved by the Board Committee to be awarded pursuant to this Plan.

     (g) "eligible employee" means any management employee of the Company or of a subsidiary of Sprint who is designated by the Board Committee as a key employee eligible to receive an award of options or SARs under this Plan.

     (h)  "Exchange Act" means the Securities Exchange Act of
          1934. References to a particular section or, or rule under, the Exchange Act shall include references to successor provisions.

     (i)  "Insider" means any participant who is subject to
          Section 16 of the Exchange Act with respect to the equity securities of Sprint.

     (j) "letter of agreement" means a letter from the Board Committee, or from the Administrative Committee or Administrative Committee member acting on behalf of the Board Committee, to an employee, indicating that the employee is a participant in the Centel Stock Option Plan, the number of shares subject to option or SAR to be granted to the participant, the option price, the date or dates when such option or SAR may be exercised, and other provisions consistent with the Plan.

     (k) "market value" of Common Stock on any date means the closing price of the Common Stock on that date on the New York Stock Exchange Composite Transactions list, as subsequently reported in The Wall Street Journal, or, if no sale of the Common Stock shall have been made on that date, such closing price on the next preceding date on which there was a sale.

     (l) "Non-Insider" means any participant who is not an Insider.

     (m) "participant" means any person who has been awarded options or SARs pursuant to this Plan.

     (n)  "Plan" means the plan set forth in this Centel Stock
          Option Plan, as it may be amended from time to time, and known as the "Centel Stock Option Plan."

     (o) "retirement" means cessation of employment with the Company, Sprint and all subsidiaries after a participant has attained age fifty-five under circumstances that would result in the participant having a vested interest under the Centel Retirement
          Benefit Plan or successor Sprint plan if the participant were a participant in that plan.

          "normal retirement" means retirement after a participant has attained age sixty-five; "early retirement" means retirement before a participant has attained age sixty-five.

     (p)  "SEC" means the Securities and Exchange Commission.

     (q) "Sprint" means Sprint Corporation, a Kansas corporation, and its successors.

     (r) "stock appreciation right" or "SAR" is a right granted to a participant to receive a payment in cash or in shares of Common Stock or in a combination of cash and shares equal in value to the increase in the market value of the Common Stock from the date of grant of such SAR to the date of exercise with respect to the shares represented by such SAR. The election to receive either cash or shares, or a combination of cash and shares, is made by the participant.

     (s) "stock option" or "option" is a right granted to a participant to purchase a designated number of shares of Common Stock at a stated price for a stated period of time. The participant may exercise that right according to Section 8 of the Plan as to all or a portion of the shares at a specified time or times. Stock options granted under this Plan are not intended to qualify as incentive stock options under Internal Revenue Code Section 422A.

     (t) "subsidiary" means any corporation fifty percent or more of the voting stock of which is owned, directly or indirectly, by the Company or Sprint.

     (u) "tandem grant" means an option and an SAR granted in combination such that both cover the same shares. Either the option or the SAR may be exercised for all or any portion of the shares. By exercising the option for a given number of shares, the right to exercise the tandem SAR for that number of shares is canceled and vice-versa.

     (v) "total disability" of a participant means the participant would be eligible to receive disability benefits under the Centel Corporation Group Welfare
          Plan or similar Sprint plan if the participant were a participant in that plan.

3.   Administration of Plan.

     (a)  This Plan shall be administered by the Board Committee.

     (b) The Board Committee shall have full authority and discretion to adopt rules and regulations and prescribe or approve the forms to carry out the purposes and provisions of this Plan. The Board Committee's interpretation and construction of any provision of this Plan or any option or SAR granted hereunder shall be binding and conclusive, unless otherwise determined by the Board.

4.   Appointment of Administrative Committee.

     (a)  The Board Committee may appoint an Administrative
          Committee to:

          (1) construe this Plan and make equitable adjustments for any mistakes, omissions, or errors made in the administration of this Plan;

          (2) adopt such rules and regulations as may be deemed reasonably necessary for the proper and efficient administration of this Plan consistent with its purposes;

          (3) enforce this Plan in accordance with its terms and with the rules and regulations adopted for the Plan; and

          (4)  do all other acts which in the Administrative
               Committee's reasonable judgment are necessary or desirable for the proper and advantageous administration of this Plan consistent with the Plan's purposes.

     (b) No member of the Administrative Committee who is a participant in the Plan shall act on any matter that has particular reference to such member's own interest under this Plan.

5. Eligibility. The Board Committee shall from time to time determine the key management employees of the Company (including officers and directors of the Company who are also employees) and subsidiaries who shall be participants in this Plan.

6. Shares Subject to Plan. Subject to adjustment as provided in Section 21, the aggregate number of shares subject to options or SARs granted by the Board Committee under this Plan shall be less than 2,534,450 shares of Common Stock of Sprint, par value $2.50 per share (the shares), which may be treasury shares reacquired by Sprint or authorized and unissued shares, or a combination of both.

7. Option Price. The option price per share under each option granted by the Board Committee shall be not less than 100% of the market value per share on the date an option is granted, but in no event shall the option price be less than the par value per share.

8.   Exercise of Options.

     (a) Terms. Each option granted under this Plan shall be exercisable on the dates and for the number of shares as shall be provided in a letter of agreement between the Company and the participant evidencing the option granted by the Board Committee and the terms thereof. However, subject to Sections 13, 14, 15, 16, and 17, no option shall become exercisable until six months after its date of award.

     (b) Exercise and Payment of Exercise Price. Shares shall be issued to the participant pursuant to the exercise of an option only upon receipt by Sprint from the participant of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full either in cash or by a single exchange of shares of Common Stock of Sprint previously owned by the optionee, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the aggregate market value, as defined in Section 2, of such shares on the date of the exercise of such option. Previously owned shares acquired via prior exercise of a stock option granted under this Plan shall not be accepted in full or partial payment for shares purchased upon the exercise of an option unless such previously owned shares have been held by the participant for at least six months subsequent to such prior exercise.

     (c) Effect on Tandem Grants. If the option was granted in a tandem grant (as defined in Section 2) with an SAR, then exercise of such option with respect to a stated number of shares shall cancel the right to exercise the tandem SAR with respect to the same number of shares.

     (d) Tax Withholding. Participants may elect to deliver to Sprint (or authorize Sprint to retain from the shares purchased by such exercise) whole shares of Common Stock (or cash) to satisfy Sprint's obligation, if any, to withhold federal, state and local income tax required to be withheld in respect of such exercise ("Tax Withholding Obligations"), provided that Insiders may not elect to deliver shares to Sprint, or authorize Sprint to retain shares purchased by the option exercise, to satisfy Tax Withholding Obligations unless
          (i) such election becomes effective during the period beginning on the third business day following the date of release of the quarterly or annual financial data specified in SEC Rule 16b-3(e)(1)(ii) and ending on the twelfth business day following such date (such period, a "Quarterly Window Period" and such an election, a "Quarterly Window Period Election"), and (ii) the option is exercised during a Quarterly Window Period. Any such election by an Insider shall be subject to the approval of the Board Committee in its sole discretion at any time after such election.

     (e)  Quarterly Window Period Elections.

            (i)     A Quarterly Window Period Election made
               pursuant to paragraph (d) of this Section 8 or paragraphs (c) or (e) of Section 9 becomes effective when made, if made during a Quarterly Window Period, or as of the first day of the next Quarterly Window Period, if not made during a Quarterly Window Period.

           (ii) A Quarterly Window Period Election may be revoked by making a new Quarterly Window Period Election which (A) changes the previous Quarterly Window Period Election and (B) becomes effective (in accordance with Section 8(e)(i)) before the exercise of the option or SAR, as applicable, to which the new election relates. The new Quarterly Window Period Election may, in turn, be revoked in accordance with this clause (ii).

          (iii) A Quarterly Window Period Election may be either a specific election or a standing election. A specific election is effective only with respect to the first exercise of options or SARs, as applicable, after the election becomes effective. A standing election that has become effective remains effective with respect to all subsequent exercises of options or SARs, as applicable, until the election is revoked in accordance with Section 8(e)(ii).


9.   Exercise of SARs.

     (a) Terms. Each SAR granted under this Plan shall be exercisable on the dates and for the number of shares as shall be provided in a letter of agreement between the Company and the participant evidencing the SAR granted by the Board Committee and the terms thereof. However, subject to Sections 13, 14, 15, 16, and 17, no SAR shall become exercisable until six months after its date of award.

     (b) Exercise by Non-Insider Participants. Cash or shares (at the election of the Non-Insider) shall be issued to the Non-Insider pursuant to the exercise of an SAR upon the receipt by Sprint from the Non-Insider of written notice that an SAR is being exercised.

     (c) Exercise by Insider Participants. An Insider may exercise an SAR by delivery to Sprint of written notice of exercise, which notice includes, or is preceded by, the Insider's election to receive cash or stock. If the Insider elects to receive Common Stock, the SAR may be exercised only pursuant to a Quarterly Window Period Election; provided, however, that an Insider's election to receive stock may be made at any time if the Board Committee determines, with the advice of counsel, that the implementation of this proviso does not require shareholder approval pursuant to SEC Rule 16b-3(b). If the Insider elects to receive cash, (i) such election must be a Quarterly Window Period Election and (ii) the SAR may be exercised only during a Quarterly Window Period. Any such election by an Insider to receive cash shall be subject to the approval of the Board Committee in its sole discretion at any time after such election.

     (d) Effect on Tandem Grants. If an SAR was granted in a tandem grant (as defined in Section 2) with an option, then exercise of such SAR with respect to a stated number of shares shall cancel the right to exercise the tandem option with respect to the same number of shares.

     (e) Withholding. Participants may elect to have all or a portion of the cash or shares to be received from exercising an SAR retained by Sprint in order to exercise a stock option, or to satisfy Tax Withholding Obligations in respect of an exercise of an option or SAR; provided, however, that an Insider may elect to have all or a portion of the shares to be received from exercising an SAR retained by Sprint to satisfy Tax Withholding Obligations only if (i) such election is a Quarterly Window Period Election, and (ii) the SAR is exercised during a Quarterly Window Period. Any such election by an Insider that relates to the satisfaction of Tax Withholding Obligations shall be subject to the approval of the Board Committee in its sole discretion at any time after such election.

10. Term of Option or SAR. Each option or SAR granted hereunder shall be exercisable for not more than ten years from the date it is granted, after which the unexercised portion thereof shall expire.

11. Nontransferability of Option. No option or SAR granted under this Plan shall be transferable except by will or the laws of descent or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986. Each such option and SAR shall be exercisable during the participant's lifetime only by the participant.

12. Termination of Employment. Upon termination of employment of a participant for any reason other than retirement, total disability, death, sale or disposition of a business unit, or change in control (as defined in Section 17), all options and SARs previously granted to the participant, whether exercisable or unexercisable, shall be forfeited and canceled.

13.  Retirement of Participant.

     (a) Upon the normal retirement of a participant (after attaining age sixty-five), all options and SARs previously granted to the participant shall become fully exercisable, and may be exercised within a three-year period following the date of retirement, but in no event later than ten years from the date of grant of such options and SARs; provided, however, that an Insider may not exercise an option or SAR until at least six months after the date of award of such option or SAR, as applicable.

     (b) Upon the early retirement of a participant (prior to attaining age sixty-five), the portion of all options and SARs that the participant is then entitled to exercise may be exercised within a three-year period following the date of retirement, but in no event later than ten years from the date of grant of such options and SARs.

14. Total Disability of Participant. Upon the total disability of a participant (as defined in Section 2) all options and SARs previously granted to the participant shall become fully exercisable and may be exercised within a one-year period following the date the participant becomes totally disabled, but in no event later than ten years from the date of grant of such options and SARs; provided, however, than an Insider may not exercise an option or SAR until at least six months after the date of award of such option or SAR, as applicable.

15. Death of Participant. Upon the death of a participant, all options and SARs previously granted to the participant shall become fully exercisable by the legal representative of the deceased participant's estate and may be exercised within a one-year period following the date of the participant's death, but in no event later than ten years from the date of grant of such options or SARs.

16. Sale or Disposition of a Business Unit. Upon the termination of employment of a participant occurring as a result of the disposition by Sprint of a subsidiary, division or business unit, the Board Committee, or, except with respect to Insiders, the Administrative Committee, acting on behalf of the Board Committee, may determine the extent to which unexercisable options and SARs shall become exercisable, and the period of time, if any, following the date of disposition during which the participant may exercise such options and SARs; provided, however, than an Insider may not exercise an option or SAR until at least six months after the date of award of such option or SAR, as applicable.

17.  Change in Control.  Deleted.

18. Committee Discretion in the Event of Termination. Notwithstanding the provisions of Sections 12, 13, 14, and 15, if, upon termination of employment of the participant for any reason, the Board Committee, or, except with respect to Insiders, the Administrative Committee acting on behalf of the Board Committee, determines that it is in the best interest of Sprint, it may determine that all or a portion of the participant's unexercisable options and SARs may become exercisable, and that all or a portion of the participant's exercisable options and SARs may be exercised for a period of time following the date of the participant's termination of employment, but in no event later than ten years from the date of grant of such options or SARs.

19. Nonalienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under this Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits except such claims as may be made by the Company, Sprint or any subsidiary. If any participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, such right or benefit shall, in the sole discretion of the Board Committee (or, except with respect to Insiders, the Administrative Committee acting on behalf of the Board Committee), cease, and in such event, the Company or Sprint shall hold or apply the same or any part thereof for the benefit of such participant or beneficiary, such person's spouse, children or other dependents, or any of them, in such manner and in such proportions as the Committee in its sole discretion shall determine.

20. Indemnification of Committee Members. In addition to such other rights of indemnification as any person may have as a director, officer or member of the Board Committee or Administrative Committee, each member of the Committees shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which such person may be a party by reason of any action taken or failure to act under or in connection with this Plan, and against all amounts paid by such person in settlement thereof (provided such settlement is approved by legal counsel selected or approved by the Company), or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such Committee member is liable for gross misconduct; provided that within 60 days after the institution of such action, suit or proceeding, such Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21. Adjustment in Number of Shares and Option Price. In the event of any subdivision or combination of the outstanding shares of Sprint by reclassification or otherwise, or in the event of the payment of a stock dividend, a capital reorganization, a reclassification of shares, a consolidation or merger, or the sale, lease or conveyance of substantially all the assets of Sprint, the Board Committee shall make appropriate and equitable adjustments in the number and kind of shares with respect to which all outstanding options and SARs, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Board Committee shall be final and binding upon all participants, Sprint, the Company and all other interested persons.

22. Compliance with Rule 16b-3. the intent of this Plan is to qualify for the exemption provided by Rule 16b-3 of the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board Committee, or the Administrative Committee acting on behalf of the Board Committee, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

23. Amendments and Discontinuance. The Board of Directors of the Company may alter, suspend or terminate this Plan; provided, however, that no such action shall increase the term of any option or SAR previously granted, or increase the number of shares available under the Plan (other than as provided in Section 21), or reduce the minimum option price per share as provided in Section 7, and provided further that no such action shall materially and adversely affect any outstanding options or SARs without the consent of the respective participants.


                                                        Exhibit (10)(x)

             AGREEMENT REGARDING SPECIAL COMPENSATION
            AND POST EMPLOYMENT RESTRICTIVE COVENANTS

      THIS AGREEMENT made this 20th day of October, 1993, by and between SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint Corporation ("Employer"), and D. WAYNE
PETERSON ("Executive").

                       W I T N E S S E T H:

      WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

      WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

      WHEREAS, Executive has been, and/or now is serving Employer as President and Chief Operating Officer, Local Telco Division;

      WHEREAS,  Employer desires to enter into this Agreement  to provide  severance  and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

      WHEREAS, Executive is willing to provide such agreements to Employer.

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, it is hereby agreed as follows:

     1.   Recitals.

      The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

     2.   Duties and Responsibilities.

      The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

     3.   Employment Term.

      Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

     4.   Compensation and Benefits.

      During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive shall be awarded ten thousand (10,000) shares of restricted stock as set forth in a restricted stock agreement of even date herewith, attached hereto and incorporated herein (the "Restricted Stock Agreement") and shall be entitled to the Special Compensation set forth in Section 6 hereof in accordance with the terms of this Agreement.

     5.   Termination by Employer:  Special Compensation.

      At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

     For purposes of this Agreement, "Special Compensation" shall consist of:

           (a)   to  continue to receive for a period of eighteen
     (18) months from the date of termination (the "Severance Period") bi-weekly compensation at the rate equal to the bi-weekly amount of his base annual salary in effect at the date of termination of employment;

           (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

           (c)  to receive an award under the Long Term Incentive
     Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

           (d) acceleration of vesting of restricted stock in accordance with the relevant provisions of the Restricted
     Stock Agreement;

           (e) to continue to receive throughout the Severance Period any executive medical, dental, life, and qualified or non-qualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

           (f) outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

           (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

      Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

      In addition to the Special Compensation described above, Executive shall also be entitled to any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the time of termination.

     In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

     The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

     In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under Section 15 shall continue.

     6. Voluntary Resignation by Executive; Termination for Cause; Total Disability.

       Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a)  Voluntary Resignation by Executive.  At any time,
     Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b) Termination for Cause by Employer. At any time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

                (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

                (ii) Executive's willful engagement in conduct which is demonstrably and materially injurious to the Employer.

           For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

           (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term
     Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

     7.   Resignation Following Constructive Discharge.

      If  at  any  time, except in connection with a  termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

      For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

           (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility;
     or

          (b)  Executive's targeted total compensation is reduced
     by  more  than  10% (other than across-the-board  reductions
     similarly   affecting  all  executive  officers  of   Sprint
     Corporation).

     8.   Effect of Change in Control.

     In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

           (a)  by the Employer other than pursuant to Section  6
     hereof, or

          (b)  by Executive pursuant to Section 7 hereof,

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

      For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint Corporation ("Sprint") or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint.

A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

     9.   Dispute Resolution.

      All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

     10.  Enforcement.

      In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

     11.  Confidential Information.

      Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

     For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

     Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

      Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

     12.  Non-Competition.

       Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform services related to the local telecommunications business on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, including, but not limited to a position with any Regional Bell Operating Company where the performance of duties in that position will involve managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity that engages in or owns any business that is in the local telecommunications business. For purposes of this Agreement, "local telecommunications business" includes all forms of local exchanges, together with related activities such as directory publication, information services and material supply distribution.

      Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

      This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to local telecommunications and provided that such position does not require or permit the disclosure or use of Confidential Information.

     13.  Inducement of Other Employees.

      For an eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

     14.  Return of Employer's Property.

      All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

     15.  Remedies.

      Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

     Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

      In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

     16.  Confidentiality of Agreement.

      As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; or (3) as required by law or to enforce legal rights.

     17.  Entire Understanding.

      This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of any employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

     18.  Binding Effect.

      This  Agreement  shall be binding upon  and  inure  to  the
benefit   of   Executive's   executors,   administrators,   legal
representatives, heirs and legatees and the successors and assigns of Employer.

     19.  Partial Invalidity.

      The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

     20.  Strict Construction.

     The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

     21.  Waiver.

      The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

     22.  Notices.

      Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          D. Wayne Peterson
          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205

          If to Employer and/or Company:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attn:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

     23.  Governing Law.

      This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

     24.  Gender and Number.

      Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

     25.  Headings.

      The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed at Westwood, Kansas, on the date above set forth.

D.   WAYNE   PETERSON                   SPRINT/UNITED  MANAGEMENT
                                        COMPANY



/s/ D. WAYNE PETERSON          By: /s/ B. WATSON
                                           Authorized Officer

                                                        Exhibit (10)(x)

             AGREEMENT REGARDING SPECIAL COMPENSATION
            AND POST EMPLOYMENT RESTRICTIVE COVENANTS

      THIS AGREEMENT made this 20th day of October, 1993, by and between SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint Corporation ("Employer"), and DENNIS E.
FOSTER ("Executive").

                       W I T N E S S E T H:

      WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

      WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

      WHEREAS, Executive has been, and/or now is serving Employer
as   President  and  Chief  Operating  Officer,  Sprint  Cellular
Division;

      WHEREAS,  Employer desires to enter into this Agreement  to provide  severance  and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

      WHEREAS, Executive is willing to provide such agreements to Employer.

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, it is hereby agreed as follows:

     1.   Recitals.

      The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

     2.   Duties and Responsibilities.

      The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

     3.   Employment Term.

      Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

     4.   Compensation and Benefits.

      During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive shall be awarded ten thousand (10,000) shares of restricted stock as set forth in a restricted stock agreement of even date herewith, attached hereto and incorporated herein (the "Restricted Stock Agreement") and shall be entitled to the Special Compensation set forth in Section 6 hereof in accordance with the terms of this Agreement.

     5.   Termination by Employer:  Special Compensation.

      At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

     For purposes of this Agreement, "Special Compensation" shall consist of:

           (a)   to  continue to receive for a period of eighteen
     (18) months from the date of termination (the "Severance Period") bi-weekly compensation at the rate equal to the bi-weekly amount of his base annual salary in effect at the date of termination of employment;

           (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

           (c)  to receive an award under the Long Term Incentive
     Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

           (d) acceleration of vesting of restricted stock in accordance with the relevant provisions of the Restricted
     Stock Agreement;

           (e) to continue to receive throughout the Severance Period any executive medical, dental, life, and qualified or non-qualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

           (f) outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

           (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

      Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, bi-weekly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

      In addition to the Special Compensation described above, Executive shall also be entitled to any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the time of termination.

     In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

     The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

     In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under Section 15 shall continue.

     6. Voluntary Resignation by Executive; Termination for Cause; Total Disability.

       Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a)  Voluntary Resignation by Executive.  At any time,
     Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b) Termination for Cause by Employer. At any time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

                (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

                (ii) Executive's willful engagement in conduct which is demonstrably and materially injurious to the Employer.

           For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

           (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term
     Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

     7.   Resignation Following Constructive Discharge.

      If  at  any  time, except in connection with a  termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

      For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

           (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility;
     or

          (b)  Executive's targeted total compensation is reduced
     by  more  than  10% (other than across-the-board  reductions
     similarly   affecting  all  executive  officers  of   Sprint
     Corporation).

     8.   Effect of Change in Control.

     In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

           (a)  by the Employer other than pursuant to Section  6
     hereof, or

          (b)  by Executive pursuant to Section 7 hereof,

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

      For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint Corporation ("Sprint") or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint.

A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

     9.   Dispute Resolution.

      All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

     10.  Enforcement.

      In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

     11.  Confidential Information.

      Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

     For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

     Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

      Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

     12.  Non-Competition.

       Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform services related to the cellular and wireless telecommunications business on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, where the performance of duties in that position will involve managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity that engages in or owns any business that is in the cellular or wireless telecommunications business. For purposes of this Agreement, "cellular and wireless telecommunications business" includes all forms of wireless and cellular communications, together with related activities such as information services.

      Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

      This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to cellular or wireless communications and provided that such position does not require or permit the disclosure or use of Confidential Information.

     13.  Inducement of Other Employees.

      For an eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

     14.  Return of Employer's Property.

      All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

     15.  Remedies.

      Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

     Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

      In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

     16.  Confidentiality of Agreement.

      As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; or (3) as required by law or to enforce legal rights.

     17.  Entire Understanding.

      This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of any employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement and except for the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

     18.  Binding Effect.

      This  Agreement  shall be binding upon  and  inure  to  the
benefit   of   Executive's   executors,   administrators,   legal
representatives, heirs and legatees and the successors and assigns of Employer.

     19.  Partial Invalidity.

      The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

     20.  Strict Construction.

     The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

     21.  Waiver.

      The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

     22.  Notices.

      Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          Dennis E. Foster
          Sprint Corporation
          8725 Higgins Road
          Chicago, IL  60631

          If to Employer and/or Company:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attn:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

     23.  Governing Law.

      This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

     24.  Gender and Number.

      Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

     25.  Headings.

      The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed at Westwood, Kansas, on the date above set forth.

DENNIS   E.   FOSTER                    SPRINT/UNITED  MANAGEMENT
                                        COMPANY



/s/ DENNIS E. FOSTER            By: /s/ B. WATSON
                                           Authorized Officer


                                                        Exhibit (10)(x)


            AGREEMENT REGARDING SPECIAL COMPENSATION
           AND POST EMPLOYMENT RESTRICTIVE COVENANTS

      THIS AGREEMENT made this 20th day of October, 1993, by and between SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint Corporation ("Employer"), and RONALD T.
LEMAY ("Executive").

                      W I T N E S S E T H:

      WHEREAS, Employer and its parent and affiliates are engaged in the telecommunications business;

      WHEREAS, Executive has expertise, experience and capability in the business of Employer and the telecommunications business in general;

      WHEREAS, Executive has been, and/or now is serving Employer as President and Chief Operating Officer, Long Distance Division;

      WHEREAS,  Employer desires to enter into this Agreement  to provide  severance  and other benefits for Executive  and  obtain
Executive's  agreements  regarding  confidentiality   and   post-
employment restrictive covenants for Employer; and

      WHEREAS, Executive is willing to provide such agreements to Employer.

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, it is hereby agreed as follows:

     1.   Recitals.

      The recitals hereinbefore set forth constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding its execution. Said recitals are by express reference made a part of the covenants hereof, and this Agreement shall be construed in light thereof.

     2.   Duties and Responsibilities.

      The duties and responsibilities of Executive are and shall continue to be of an executive nature as shall be required by Employer in the conduct of its business. Executive's powers and authority shall include all those presently delegated to him or such other duties and responsibilities as from time to time may be assigned to him. Executive recognizes, that during his employment hereunder, he owes an undivided duty of loyalty to Employer, and agrees to devote his entire business time and attention to the performance of said duties and responsibilities and to use his best efforts to promote and develop the business of Employer.

     3.   Employment Term.

      Executive's employment may be terminated by either party in accordance with Sections 5, 6, 7, or 8 herein.

     4.   Compensation and Benefits.

      During employment, Executive shall be entitled to receive a base annual salary, shall be reimbursed for reasonable expenses incurred and accounted for in accordance with the policies and procedures of Employer, and shall be entitled to vacation pay and other benefits applicable to employees generally, each as may from time to time be established, amended or terminated. In addition, upon execution of this Agreement, Executive shall be awarded twenty thousand (20,000) shares of restricted stock as set forth in a restricted stock agreement of even date herewith, attached hereto and incorporated herein (the "Restricted Stock Agreement") and shall be entitled to the Special Compensation set forth in Section 6 hereof in accordance with the terms of this Agreement.

     5.   Termination by Employer:  Special Compensation.

      At any time, Employer may terminate Executive's employment for any reason. If Executive's termination is other than pursuant to Section 6, Executive shall, subject to the other provisions of this Section 5, be entitled to the following Special Compensation (as that term is defined in this Section 5) in lieu of any benefits available under any and all Employer separation plans or policies. If Executive's termination is pursuant to Sections 5, 6 or 7, Executive's obligations under Sections 11, 12, 13, and 14 hereof shall continue.

     For purposes of this Agreement, "Special Compensation" shall consist of:

           (a)   to  continue to receive for a period of eighteen
     (18) months from the date of termination (the "Severance Period") monthly compensation at the rate equal to the monthly amount of his base annual salary in effect at the date of termination of employment;

           (b) to receive a bonus, based on actual performance results, up to the target amount, under the Management Incentive Plan ("MIP") throughout the Severance Period provided that the amount, if any, payable under such Plan for the award period including the last day of the Severance Period shall be pro rated based upon the number of months of the Severance Period that fall within the award period and the total number of months in such award period;

           (c)  to receive an award under the Long Term Incentive
     Plan, pro rated based on the Executive's last day worked, exclusive of any Severance Period, determined in accordance with the terms of said Plan;

           (d) acceleration of vesting of restricted stock in accordance with the relevant provisions of the Restricted
     Stock Agreement;

           (e) to continue to receive throughout the Severance Period any executive medical, dental, life, and qualified or non-qualified retirement benefits which the Executive was receiving or was entitled to receive at the time of termination, except that long term disability and short term disability benefits cease on the last day worked;

           (f) outplacement counseling by a firm selected by Employer to continue until Executive becomes employed; and

           (g) to continue to receive throughout the Severance Period all applicable executive perquisites (including automobile allowance, long distance services and all miscellaneous services) except country club membership dues and accrual of vacation.

      Employer shall pay or cause to be paid the amounts payable under paragraph (a) above in equal installments, monthly in arrears, and the amount payable under paragraphs (b) and (c) in accordance with the terms of the Plans. All payments pursuant to this Section shall be subject to applicable federal and state income and other withholding taxes.

      In addition to the Special Compensation described above, Executive shall also be entitled to any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the time of termination.

     In the event Executive becomes employed full time during the Severance Period, Executive's entitlement to continuation of the benefits described in paragraph (e) shall immediately cease, however, Executive shall retain any rights to continue medical insurance coverage under the COBRA continuation provisions of the group medical insurance plan by paying the applicable premium therefor.

     The payments and benefits provided for in this Section shall be in addition to all other sums then payable and owing to Executive hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Executive for employment or services provided after termination of employment hereunder, and shall be in full settlement and satisfaction of all of Executive's claims and demands.

     In all events, Executive's right to receive severance and/or other benefits pursuant to this Section shall cease immediately in the event Executive is re-employed by Employer or an affiliate or Executive breaches his Confidential Information Covenant (as defined in Section 11 hereof), or breaches Sections 12, 13 or 14 hereof. In all cases, Employer's rights under Section 15 shall continue.

     6. Voluntary Resignation by Executive; Termination for Cause; Total Disability.

       Upon termination of Executive's employment by either Voluntary Resignation, Termination for Cause (as those terms are defined in this Section 6), or Total Disability, as that term is defined in the Long Term Disability Plan, Executive shall have no right to compensation, severance pay or other benefits described herein but Executive's obligations under Sections 11, 12, 13 and 14 hereof shall continue.

           (a)  Voluntary Resignation by Executive.  At any time,
     Executive has the right, by written notice to Employer, to terminate his services hereunder ("Voluntary Resignation"), effective as of thirty (30) days after such notice.

           (b) Termination for Cause by Employer. At any time, Employer has the right to terminate Executive's employment. Termination upon the occurrence of any of the following shall be deemed termination for cause ("Termination for Cause"):

                (i) Conduct by the Executive which reflects adversely on the Executive's honesty, trustworthiness or fitness as an Executive, or

                (ii) Executive's willful engagement in conduct which is demonstrably and materially injurious to the Employer.

           For Termination for Cause, written notice of the termination of Executive's employment by Employer shall be served upon Executive and shall be effective as of the date of such service. Such notice given by Employer shall specify the act or acts of Executive underlying such termination.

           (c) Total Disability. Upon the total disability of the Executive, as that term is defined in the Long Term
     Disability Plan, Executive shall have no right to compensation or severance pay described herein but shall be entitled to long term disability and other such benefits afforded under the applicable policies and plans.

     7.   Resignation Following Constructive Discharge.

      If  at  any  time, except in connection with a  termination pursuant to Section 5, 6, or 8 Executive is Constructively Discharged (as that term is defined in this Section 7) then Executive shall have the right, by written notice to Employer within sixty (60) days of such Constructive Discharge, to terminate his services hereunder, effective as of thirty (30) days after such notice. Executive shall in such event be entitled to the compensation and benefits as if such employment were terminated pursuant to Section 5 of this Agreement.

      For purposes of this Agreement, the Executive shall be "Constructively Discharged" upon the occurrence of any one of the following events:

           (a) Executive is removed from his position with Employer other than as a result of Executive's appointment to positions of equal or superior scope and responsibility;
     or

          (b)  Executive's targeted total compensation is reduced
     by  more  than  10% (other than across-the-board  reductions
     similarly   affecting  all  executive  officers  of   Sprint
     Corporation).

     8.   Effect of Change in Control.

     In the event that within one year of a Change in Control (as that term is defined in this Section 8) Executive's employment is terminated:

           (a)  by the Employer other than pursuant to Section  6
     hereof, or

          (b)  by Executive pursuant to Section 7 hereof,

then Executive shall be entitled to the Special Compensation described in Section 5 and shall be bound by Section 11, but shall not have any continuing obligations under Sections 12, 13, and 14, except as otherwise required by common law or statute.

      For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

           (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than a trustee or other fiduciary holding securities under an employee benefit plan of Sprint Corporation ("Sprint") or any of its affiliates, and other than Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Sprint representing 20% or more of the combined voting power of Sprint's then outstanding securities, or

           (ii) during any period of two consecutive years (not including any period prior to the date of this Agreement), incumbent members cease for any reason to constitute a majority of the members of the Board of Directors of Sprint.

A member of the Board of Directors of Sprint shall be an "incumbent member" if such individual is as of the date of this Agreement or at the beginning of the applicable two consecutive year period a member of the Board of Directors of Sprint, and any new director after the date of this Agreement (other than a director designated by person who has entered into an agreement to effect a transaction described in subparagraph (i) above) whose election to the Board or nomination for election by the stockholders of Sprint was approved by a vote of at least two-thirds (2/3) of the directors still in office who either were directors as of the date hereof or as of the first day of the applicable two consecutive year period or whose election or nomination for election was previously so approved.

     9.   Dispute Resolution.

      All disputes arising under this Agreement, other than those disputes relating to Executive's alleged violations of Sections 11 through 14 herein, shall be submitted to arbitration by the American Arbitration Association of Kansas City, Missouri. Costs of arbitration shall be borne equally by the parties. The decision of the arbitrators shall be final and there shall be no appeal from any award rendered. Any award rendered may be entered as a judgment in any court of competent jurisdiction. In any judicial enforcement proceeding, the losing party shall reimburse the prevailing party for its reasonable costs and attorneys' fees for enforcing its rights under this Agreement, in addition to any damages or other relief granted. This Section 9 does not apply to any action by Employer to enforce Sections 11 through 14 of this Agreement and does not in any way restrict Employer's rights under Section 15 herein.

     10.  Enforcement.

      In the event Employer shall fail to pay any amounts due to Executive under this Agreement as they come due, Employer agrees to pay interest on such amounts at a rate of prime plus two percent (2%) per annum. Employer agrees that Executive and any successor shall be entitled to recover all costs of successfully enforcing any provision of this Agreement, including reasonable attorney fees and costs of litigation.

     11.  Confidential Information.

      Executive acknowledges that during the course of his employment he has learned or will learn or develop Confidential Information (as that term is defined in this Section 11). Executive further acknowledges that unauthorized disclosure or use of such Confidential Information, other than in discharge of Executive's duties, will cause Employer irreparable harm.

     For purposes of this Section, Confidential Information means trade secrets (such as technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other proprietary information concerning the products, processes or services of Employer or its parent, and/or affiliates, including but not limited to: computer programs; unpatented inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development; business plans; sales forecasts; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning planned or pending acquisitions or divestitures; and information concerning purchases of major equipment or property, which information: (a) has not been made generally available to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

     Except in the course of his employment and in the pursuit of the business of Employer or any of its subsidiaries or affiliates, Executive shall not, during the course of his employment, or for a period of eighteen (18) months following termination of his employment for any reason, directly or indirectly, disclose, publish, communicate or use on his behalf or another's behalf, any proprietary information or data of Employer or any of its subsidiaries or affiliates.

      Executive acknowledges that Employer operates and competes nationally, and that Employer will be harmed by unauthorized disclosure or use of Confidential Information regardless of where such disclosure or use occurs, and that therefore this confidentiality agreement is not limited to any single state or other jurisdiction.

     12.  Non-Competition.

       Executive acknowledges that use or disclosure of Confidential Information described in Section 11 is likely if Executive were to perform services related to the long distance business on behalf of a competitor of Employer. Therefore, Executive shall not, for eighteen (18) months following termination of employment for any reason (the "Non-Compete Period"), accept any position, [including but not limited to a position in the long distance operations of AT&T or MCI,] where the performance of duties in that position will involve managing, controlling, participating in, investing in, acting as consultant or advisor to, rendering services for, or otherwise assisting any person or entity that engages in or owns any business that is in the long distance business. For purposes of this Agreement, "long distance business" includes all forms of interexchange, interstate, intrastate, interlata and international communications, together with related activities such as information services.

      Executive acknowledges that Employer operates and competes nationally, and that therefore this non-competition agreement is not limited to any single state or other jurisdiction.

      This section shall not prevent Executive from using general skills and experience developed during employment with Employer or other employers; or from accepting a position of employment with another company, firm, or other organization which competes with Employer, if its business is diversified and Executive is employed in a part of the business that is not related to the long distance business and provided that such position does not require or permit the disclosure or use of Confidential Information.

     13.  Inducement of Other Employees.

      For an eighteen (18) month period following termination of employment, Executive will not directly or indirectly solicit, induce or encourage any employee or agent of Employer to terminate his relationship with Employer.

     14.  Return of Employer's Property.

      All notes, reports, sketches, plans, published memoranda or other documents created, developed, generated or held by Executive during employment, concerning or related to Employer's business, and whether containing or relating to Confidential Information or not, are the property of Employer and will be promptly delivered to Employer upon termination of Executive's employment for any reason whatsoever. During the course of employment, Executive shall not remove any of the above property containing Confidential Information, or reproductions or copies thereof, or any apparatus from Employer's premises without authorization.

     15.  Remedies.

      Executive acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of Sections 11, 12, 13 and 14 will not cause him undue hardship and that said provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

     Executive acknowledges that failure to comply with the terms of this Agreement will cause irreparable damage to Employer. Therefore, Executive agrees that, in addition to any other remedies at law or in equity available to Employer for Executive's breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Executive to prevent such damage or breach, and the existence of any claim or cause of action Executive may have against Employer will not constitute a defense thereto. Executive further agrees to pay reasonable attorney fees and costs of litigation incurred by Employer in any proceeding relating to the enforcement of the Agreement or to any alleged breach thereof in which Employer shall prevail in whole or in part.

      In the event of a breach or a violation by Executive of any of the covenants and provisions of this Agreement, the running of the Non-Compete Period (but not of Executive's obligation thereunder), shall be tolled during the period of the continuance of any actual breach or violation.

     16.  Confidentiality of Agreement.

      As a specific condition to Executive's right to Special Compensation or other benefits described herein, Executive agrees that he will not disclose or discuss: the existence of this Agreement; the Special Compensation provided hereunder; or any other terms of the Agreement except: (1) to members of his immediate family; (2) to his financial advisor or attorney but then only to the extent necessary for them to assist him; or (3) as required by law or to enforce legal rights.

     17.  Entire Understanding.

      This Agreement constitutes the entire understanding between the parties relating to Executive's employment hereunder and supersedes and cancels all prior written and oral understandings and agreements with respect to such matters, except for the terms and provisions of any employee benefit or other compensation plans (or any agreements or awards thereunder) referred to in or contemplated by this Agreement, Executive's Contingency Employment Agreement, and the SPRINT UNITED EMPLOYEE AGREEMENT REGARDING PROPERTY RIGHTS AND BUSINESS PRACTICES which the Executive has signed and by which Executive continues to be bound.

     18.  Binding Effect.

      This  Agreement  shall be binding upon  and  inure  to  the
benefit   of   Executive's   executors,   administrators,   legal
representatives, heirs and legatees and the successors and assigns of Employer.

     19.  Partial Invalidity.

      The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be made enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Executive hereby agrees that such scope may be judicially modified accordingly.

     20.  Strict Construction.

     The language used in this Agreement will be deemed to be the language chosen by Employer and Executive to express their mutual intent and no rule of strict construction shall be applied against any person.

     21.  Waiver.

      The waiver of any party hereto of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

     22.  Notices.

      Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon delivery to the address of such party specified below if delivered personally or by courier; (b) upon dispatch if transmitted by telecopy or other means of facsimile, provided a copy thereof is also sent by regular mail or courier; or (c) within forty-eight (48) hours after deposit thereof in the U.S. mail, postage prepaid, for delivery as certified mail, return receipt requested, addressed, in any case to the party at the following address(es) or telecopy numbers:

          If to Executive:

          Ronald T. LeMay
          Sprint Corporation
          8140 Ward Parkway
          Kansas City, MO  64114

          If to Employer:

          Sprint Corporation
          2330 Shawnee Mission Parkway
          Westwood, KS  66205
          Attention:  Corporate Secretary

or to such other address(es) or telecopy number(s) as any party may designate by Written Notice in the aforesaid manner.

     23.  Governing Law.

      This Agreement shall be governed by, and interpreted, construed and enforced in accordance with, the laws of the State of Kansas.

     24.  Gender and Number.

      Wherever from the context it appears appropriate, each term stated in either the singular of plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine or neuter.

     25.  Headings.

      The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed at Westwood, Kansas, on the date above set forth.

RONALD T. LEMAY                    SPRINT/UNITED MANAGEMENT COMPANY



/s/ RONALD T. LEMAY           By: /s/ B. WATSON
                                           Authorized Officer

                                                        Exhibit (10)(y)

             CENTEL MATCHED DEFERRED SALARY PLAN



SECTION 1 - PLAN

      1.1 Plan. Centel Corporation, a Kansas corporation, hereby establishes this Centel Matched Deferred Salary Plan effective with respect to Salary paid on and after July 1, 1987. All amounts deferred and accrued under this plan will be unsecured liabilities of the Company or a Subsidiary and will not be funded with specific assets of the Company or any Subsidiary. This Plan supersedes the Centel Executive Deferred Salary Plan. Any account balances in the Centel Executive Deferred Salary Plan will be transferred to this Plan.

     1.2 Purpose. The purpose of this Plan is to provide a means for certain management employees of the Company and its Subsidiaries to build savings through salary deferrals. The Plan also provides for Company credits to the same extent as under a 401(k) plan or any similar plan sponsored by the Company or a Subsidiary were there no limitations imposed by the Internal Revenue Code (IRC).

SECTION 2 - DEFINITIONS

      The following words and phrases have the respective meanings stated below unless a different meaning is plainly required by the context:

      "Beneficiary"   means any person who  is  entitled  to
receive distributions under this Plan pursuant to Section 9.

      "Board"  means the board of directors of the  Company,
the   executive  committee  of  that  board  and  any  other
committee of that board authorized to act on its behalf.

     "Committee" means the committee established pursuant to
Section 10.

       "Company"   means   Centel  Corporation,   a   Kansas
corporation (Centel), and its successor or successors.

     "Deferral Period" means a period of time containing all pay dates occurring within a calendar month.

      "Employee" means a salaried employee designated third level or above who is employed by an Employer, and who is
(a) exempt from the provisions of Section 6 and 7 of the Fair Labor Standards Act, by reason of the provisions of
Section 13(a)(1) of such act, and (b) not in a bargaining unit represented by a labor organization.

      "Employer" means the Company or any Subsidiary which participates in the Plan.

      "Enrollment Date" means the date when Salary Deferrals begin, pursuant to Section 3, and may be either (a) the first day of the payroll period of the Employee which includes the first pay date of a calendar month or (b) the first day of a pay period following the Employee's election to enroll in this Plan after the cessation of contributions to any 401(k) plan or similar plan sponsored by the Company or a Subsidiary due to application of IRC contribution limitations.

     "Long-Term Disability Benefits" means the payments made under the Long-Term Disability provisions of the Centel Group Welfare Plan or any other plan maintained by the Company or a Subsidiary which the Plan Administrator determines to be comparable to Long-Term Disability Benefits provided under the Centel Group Welfare Plan.

      "Matching Credits" means the credits made by an Employer pursuant to Section 5.1.

       "Nonvested  Amounts"  means,  as  of  the   date   of
determination, that portion of Matching Credits not yet attributable to the Participant's account according to the schedule set forth in Section 7.

      "Participant" means an Employee who has met the requirements of Section 3 for participating in the Plan or a former Employee who is entitled to receive benefits under the Plan.

     "Plan" means this Centel Matched Deferred Salary Plan.

     "Plan Administrator" means the Assistant Vice President-
Benefits and Human Resource Development of the Company or such other person designated by the Board.

      "Plan Year" means July 1 to December 31, 1987 and thereafter each calendar year beginning January 1 and ending
December 31.

      "Profit Sharing Credits" means the credits made by an Employer pursuant to Section 5.2.

      "Retirement" means termination of employment with the Company and all Subsidiaries after age 55 under circumstances that would result in the Participant having a vested interest under the Centel Retirement Benefit Plan if the Participant were a participant in that plan.

      "Salary" means base pay during the Plan Year, prior to any salary reduction elections entered into by the Participant pursuant to this Plan and any 401(k) plan or similar plans sponsored by the Company or a Subsidiary for such Plan Year. Salary does not include overtime pay, bonuses, commissions or any other extra compensation.

      "Salary Deferrals" means the deferrals made by an Employee pursuant to Section 4.1.

      "Separation from Service" means the first day of an absence from active service due to an unpaid leave of absence.

      "Severance from Service" means with respect to an employee of the Company or any Subsidiary, the date on which the employee resigns, retires, is discharged, dies, or severs employment due to divestiture of his Employer, or the first anniversary of the employee's Separation from Service if the employee has not returned to active service by such date.

      "Subsidiary" means any corporation of which fifty percent or more of the voting stock is owned directly or indirectly by the Company.

SECTION 3 - PLAN PARTICIPATION

      3.1 Participants. Each Employee shall become a Participant as of the Enrollment Date next following the date on which such Employee elects, in such manner and at such time as specified by the Committee, to participate in the Plan.

      3.2 Timing of Elections. A Participant may elect to participate in this Plan by giving prior written notice authorizing a reduction in Salary in accordance with Section 4 by (a) November 30 prior to the January 1 Enrollment Date or (b) at least 30 days prior to any other Enrollment Date during the Plan Year.

      3.3 Method of Election. A separate notice will be required for Salary which would be paid in any year. Each such notice shall specify either (a) the year to which payment of the Salary Deferrals shall be deferred, which may not be less than one year or more than ten years from the year in which the Salary would have been paid if it had not been deferred, but not beyond retirement, or (b) that payment shall be deferred to the earlier of retirement or other Severance from service.

       3.4    Transferred  Participants.   Transfer   of   a
Participant   between   Employers  will   not   affect   the
Participant's participation in the Plan, provided that the Participant continues to be an Employee.

      3.5 Cessation of Participation. An Employee who has become a Participant shall continue as a Participant until such time as the full value of a Participant's accounts in this Plan have been distributed or forfeited pursuant to
Section 8.

SECTION 4 - EMPLOYEE SALARY DEFERRALS

      4.1 Employee Salary Deferrals. Each Participant may elect to have his or her Employer reduce such Participant's
Salary in whole percentage increments up to 50% of Salary.

      4.2 Effect of Deferral. To the extent possible, this Plan will be administered in such a manner as to not affect employee benefits and payroll deductions which are based upon Salary except that (a) income tax withholding will be based upon the amount of Salary paid or as directed by the Participant; (b) payroll deductions for Social Security tax
(FICA) will be based upon Salary without giving effect to any deferral. To the extent the Company is required to withhold taxes or any other amounts from the Participant's deferred Salary pursuant to any federal, state or local law, such amounts will be withheld from the portion of the Participant's Salary which is not deferred under this Plan.

      4.3 Change in Deferrals. A Participant may request a change, as of any pay date, in such Participant's Salary Deferrals to another permissible deferral rate by giving prior written notice, except that no Participant shall be entitled to make more than four such changes in any Plan Year other than on January 1 or a date set forth in paragraph (b) of the definition of "Enrollment Date" contained in Section 2 above. Changes in deferrals shall be made as soon as practicable after receipt of notice and shall apply solely to the Salary of the Participant requesting the change which is attributable to periods after the request is made and given effect. For purposes of this
Section 4.3, changes in deferral rates shall include elections to suspend or recommence Salary Deferrals.

       In the event of a change in the Salary of a Participant, the Salary Deferral rate then in effect will be applied as soon as practicable with respect to such changed
Salary, without action by the Participant.

SECTION 5 - EMPLOYER CREDITS

      5.1 Matching Credits. Each Employer will credit to a Participant's account an Employer Matching Credit on behalf of each of its Employees who is a Participant in an amount equal to seventy percent of the first 6% of Salary Deferrals being credited under this Plan.

     5.2 Profit Sharing Credits. Each Employer will credit to a Participant's account a Profit Sharing Credit of the same percentage of Salary as determined by the Board for Employer Profit Sharing Contributions each year to the Centel Retirement Savings Plan. Credits for the portion of the Plan Year following a Participant's enrollment in this Plan will be made in this Plan.

       5.3 Deferral Suspension. Salary Deferrals and Employer Credits in this Plan with respect to a Participant will be suspended if the Participant continues to be employed by the Company or a Subsidiary but ceases to be an Employee. Whenever Employee Salary Deferrals are suspended by a Participant, Matching Credits with respect to that Participant will also be suspended, but Profit Sharing Credits will continue during such period of suspension at the rate provided under Section 5.2.

SECTION 6 - MAINTENANCE AND VALUATION OF ACCOUNTS

      6.1 Maintenance of Separate Accounts. There shall be established separate accounts on the books of the Company, held as reserves according to generally accepted accounting principles, for each Participant, which shall reflect all credits made on the Participant's behalf and earnings thereon. Subaccounts shall be established to reflect Salary Deferrals, Matching Credits and Profit Sharing Credits. Each Participant will be furnished a statement of his or her accounts not less often than annually and following any distribution or withdrawal.

       6.2   Valuation  of  Accounts.   The  interest  of  a
Participant in his or her account(s), will be represented in cash and will be valued and credited as follows:

      (a)   Salary  Deferrals, Matching Credits  and  Profit
Sharing Credits will be added to the balance of the Participant's accounts;

      (b) account balances will be credited with interest equal to the prime rate in effect at Harris Trust and Savings Bank, Chicago, Illinois on the last business day of each month; and

       (c)    account   balances  will   be   debited   with
distributions or forfeitures.

     Notwithstanding the foregoing, Participants receiving a distribution will receive interest credit for the period between valuation and final distribution based on the prime rate at Harris Trust and Savings Bank, Chicago, Illinois on the last business day of the preceding month.

SECTION 7 - VESTING

      7.1 Vesting. Salary Deferrals and Profit Sharing Credits together with the earnings thereon will be fully vested in the Participant at all times. Matching Credits will vest after five years of service. Years of service means the Participant's term of service which begins on the date last hired by the Company or any of its Subsidiaries or predecessor companies (as well as any prior service that may be credited under the Company's bridging of service rules applicable to the Company's 401(k) plan) and ends with Severance from Service.

     7.2  Time Deferrals.  Notwithstanding the provisions of
Section 7.1, Matching Credits, together with the earnings thereon, relating to a Salary Deferral for a specified number of years less than five will vest and be distributed when such account is distributed.

     7.3  Committee Discretion.  The Committee may elect, in
its   sole  discretion,  to  partially  or  fully  vest  any
Nonvested Amounts for a Participant.

      7.4 Special Vesting Rules for Certain Terminations. Notwithstanding Section 7.1, Section 8.4(a) or any other provision of the Plan to the contrary, in the case of a termination of employment (a) on account of a divestiture or
(b) with benefits payable under the Centel Corporation Change in Control Plan or with benefits payable under any other plan or arrangement which provides for such benefits by reason of a change in control, each affected Participant will become vested (if he or she is not already) in such Participant's subaccount established under Section 6.1 to reflect Matching Credits (and any income thereon) consistent with the principles, and to the same degree, prescribed for the determination of the distributable portion of employer matching contribution accounts under identical circumstances under the Centel Retirement Savings Plan.

SECTION 8 - DISTRIBUTION

      8.1 Method of Distribution. Upon any distribution from a Participant's accounts, unless otherwise expressly provided, payment will be made in cash on the basis of the accounts' values as set forth in Section 6.2.

      8.2 Hardship Distribution. The Committee may, in its sole discretion, upon the request of a Participant, at any time prior to termination of employment, authorize the distribution to the Participant of a specified amount of cash from such Participant's vested accounts for the purposes set forth below and subject to the following rules:

      (a) Each request for a distribution shall be made by written application to the Plan Administrator supported by such evidence as the Committee may require to establish hardship.

      (b) Amounts will be distributed to a Participant only on account of a hardship. A distribution will be deemed to be on account of hardship if it is necessary in the light of immediate and heavy financial needs of the Participant. A distribution based upon financial hardship will not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship will be made by the Committee in accordance with uniform and nondiscriminatory standards.

      (c) The Committee will authorize distribution of amounts to a Participant to enable the Participant to (i) meet any extraordinary expenses incurred on account of accident, sickness, disability or other emergency affecting the Participant or any of the Participant's dependents; (ii) provide for the education of the Participant or the Participant's dependents; (iii) purchase a residence for the Participant and the Participant's family; or (iv) make a major improvement on the Participant's residence.

      (d) Within sixty days after the written request is received by the Plan Administrator, the Participant shall be advised in writing whether the request for distribution has been approved or denied. If the request is approved, distribution will be made as soon as practicable thereafter.

      8.3 Other Distribution While Employed. A Participant who has deferred Salary for a specified number of years, as set forth in Section 3.3(a) will receive a distribution of the Participant's account(s) attributable to Salary
Deferrals and corresponding Matching Credits and Profit Sharing Credits as soon as practicable in January, April, July or October, whichever is designated by the Participant, of the year specified by the Participant but not beyond retirement.

      8.4   Distribution  Upon  Severance  from  Service  or
Commencement of Long-Term Disability Benefits.

       (a) Termination Due to Retirement, Resignation, Discharge, Commencement of Long-Term Disability Benefits, Death and Employer Divestiture. If a Participant terminates employment with the Company and all Subsidiaries for any reason during a Plan Year and is not reemployed by the Company or a Subsidiary prior to the time distribution is made, distribution of the Participant's accounts will begin as soon as practicable following Severance from Service or commencement of Long-Term Disability Benefits.

      In the case of Retirement, termination of employment pursuant to the Centel Exempt Employee Severance Pay Plan (or any other plan maintained by an Employer which the Committee determines to be a comparable severance pay plan), commencement of Long-Term Disability Benefits, death or Employer divestiture, distribution will be made of the entire balance in the Participant's accounts. In the case of any other termination of employment, distribution will be made of the entire balance in the Participant's accounts except the balance representing Nonvested Amounts, which will be forfeited. All forfeitures will be applied as credits against the book reserves of the Company and will be valued for such purposes as of the end of the same month that the balance distributed as a result of the event causing the forfeitures are valued.

      (b) Separation from Service. There will be no Employee Salary Deferrals, Employer Matching Credits or Profit Sharing Credits following a Separation from Service. If a Separation from Service is followed by a Severance from Service, the Participant's participation in the Plan will be deemed to have terminated at such time for the purpose of distribution under the Plan and Nonvested Amounts will be forfeited.

SECTION 9 - BENEFICIARIES

       9.1   Beneficiary  Designation.   A  Participant  may
designate, by written notice delivered prior to the Participant's death, a beneficiary or beneficiaries to receive all or part of the amount of the Participant's accounts in case of the Participant's death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Participant at any time by written notice delivered prior to the Participant's death.

     9.2 Absence of Designation. If there is no designated Beneficiary living upon the death of a Participant or if all such designated Beneficiaries die prior to distribution of the Participant's balances under this Plan, the Beneficiary shall be such one or more of the surviving spouse or surviving descendants of such Participant and in such proportions among them, as the Committee in its sole discretion may determine; but if there are none then surviving to the knowledge of the Committee the balances will be distributed to the estate of the last survivor of the participant and designated Beneficiaries. If the Company, after reasonable inquiry, is unable within one year to determine whether any designated Beneficiary did in fact survive the event that entitled such Beneficiary to receive distribution under this Plan, it will be conclusively presumed that such Beneficiary did in fact die prior to such event.

SECTION 10 - COMMITTEE

      10.1 Committee.  This Plan will be administered  by  a
committee   consisting  of  not  less  than  three   persons
designated by the Board.

     10.2 Power of Committee. Except as otherwise expressly provided in this Plan, the Committee shall have full power and authority, within the limits provided by this Plan:

       (a)    to  construe  this  Plan  and  make  equitable
adjustments  for  any  mistakes  or  errors  made   in   the
administration of this Plan;

       (b)   to  determine  all  questions  arising  in  the
administration  of  this  Plan,  including  the   power   to
determine the rights of Participants and their Beneficiaries and the amount of their respective interests;

     (c)  to adopt such rules and regulations as it may deem
reasonably   necessary   for  the   proper   and   efficient
administration of this Plan consistent with its purposes;

      (d) to enforce this Plan in accordance with its terms and with the rules and regulations adopted by the Committee;
and

      (e)   to  do all other acts which in its judgment  are
necessary   or   desirable  for  the   proper   advantageous
administration of this Plan.

     The Committee shall act by the vote or concurrence of a majority of its members and shall maintain a written record of its decisions and actions. All decisions and actions of the Committee pursuant to the provisions of the Plan shall be final and binding upon all persons affected thereby. No member of the Committee shall have any personal liability to anyone, either as such member or as an individual, for anything done or omitted to be done in good faith in carrying out the provisions of this Plan.

SECTION 11 - ADMINISTRATION AND INTERPRETATION OF PLAN

     11.1 Administration. The general administration of the Plan and the responsibility for carrying out its provisions on behalf of the Company and each Employer will be vested in a Committee as set forth in Section 10.

      11.2 Expenses. Expenses of administering the Plan, including the fees and expenses of the Trustee, will be borne by the Employer.

      11.3  Trustee.  The Company may make all distributions
under  this  Plan  or  it may transfer  assets  to  a  trust
established   with   an   independent   trustee   to    make
distributions under this Plan.

      11.4 Amendments. The Board may amend this Plan in its sole discretion. Any such amendment shall be effective at such date as the Board may determine, except that no such amendment, other than an amendment of a minor nature or permitted in accordance with the terms of the trust, if any, described in Section 11.3, may apply to any period prior to the announcement of the amendment. The Committee may also amend the Plan, both retroactively and prospectively, but
only   to   make  minor  changes  which  are  technical   or
administrative in nature.

      11.5 Plan Termination. The Board may at any time terminate the making of Employee Salary Deferrals, Employer Matching Credits and Employer Profit Sharing Credits. If an Employer ceases to be a Subsidiary, Employee Salary Deferrals with respect to Participants of such Employer and Employer Matching Credits and Employer Profit Sharing Credits by such Employer will be terminated.

      11.6 Non-Alienation. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under this Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits except such claims as may be made by the Company or any Subsidiary.

      11.7 Notices. Notices, reports and statements to be given, made or delivered to an Employee or a Participant will be deemed duly given, made or delivered, when addressed to the Employee or Participant, and delivered by ordinary mail, or by Employer mail, to such Employee's or Participant's business address or residence address on the Employee Information System of the Company. All notices required to be given by an Employee or a Participant will be given on a form provided for the purpose and will be deemed received when delivered to such Employee's or Participant's personnel department.

      11.8 Applicable Law. This Plan shall be governed by the law of the State of Kansas.

SECTION 12 - EFFECTS OF THE MERGER

      On  March  9,  1993 (the "Merger Date"),  the  Company
became  a  wholly-owned  subsidiary  of  Sprint  Corporation
("Sprint").    Notwithstanding  anything   herein   to   the
contrary, effective as of the Merger Date:

     (a) No employee of the Company, other than individuals who are Participants in the Plan as of the Merger Date
("Continuing Participants"), shall become a Participant in the Plan;

      (b) Current Participants shall not be deemed to terminate service for purposes of maintaining account balances or other rights outstanding as of March 8, 1993, under the Plan until they cease to be employees of Sprint and its subsidiaries; and

      (d) Account balances will be maintained for all Continuing Participants and will be credited with interest thereon pursuant to Section 6.2(b) of the Plan, but all Salary Deferrals, Employer Matching Credits and Profit Sharing Credits shall cease as of the Merger Date.



                                                Exhibit (10)(z)

         CENTEL DIRECTORS DEFERRED COMPENSATION PLAN




       SECTION  1.   Plan.   Centel  Corporation,  a  Kansas

corporation,  hereby  establishes  this  "Centel   Directors

Deferred Compensation Plan".

      SECTION  2.   Definitions.   The following words  have

the  respective  meanings stated below  unless  a  different meaning is plainly required by the context:

           (a)  "Beneficiary" means any person other than  a

     Director who is entitled to receive distributions under

     this Plan pursuant to Section 6.

           (b)  "Board" means the Board of Directors of  the

     Company or of a Subsidiary.

            (c)    "Committee"  means  the  committee  which

     administers this Plan as provided in Section 7.

           (d)   "Common Stock" means shares of common stock

     of the Company.

           (e)  "Company" means Centel Corporation, a Kansas

     corporation, and its successors.

           (f)   "Director" means an individual who  is  (1)

     serving  as  a  member  of a  Board  or  who  has  been

     nominated  to  serve as a member of  a  Board  and  (2)

     receives  compensation for such service other  than  as

     employee of the Company or a Subsidiary.

           (g)   "Market Value" of Common Stock on any  date

     means the closing price of the Common Stock on that day

     on  the  Composite Transactions Tape,  as  subsequently

     reported in The Wall Street Journal, or, if no sale  of

     the  Common  Stock shall have been made on  that  date,

     such  closing price on the next preceding date on which

     there was a sale.

           (h)   "Plan"  means the plan set  forth  in  this

     instrument, and known as the "Centel Directors Deferred

     Compensation Plan".

           (i)  "Subsidiary"  means  any  corporation  fifty

     percent or more of the voting stock of which is  owned,

     directly or indirectly, by the Company.

           (j)   "Unit" means the equivalent under this Plan

     of one share of Common Stock.

           (k)   "Value"  of a Unit on any  date  means  the

     Market Value on such date of one share of Common Stock.

      SECTION 3.   Participation.   A Director may elect  to

defer the payment of:

           (a)  annual or quarterly compensation for service

     as a Director;

           (b)  compensation paid for attendance at meetings

     of the Board and of committees of the Board; or

           (c)  annual or quarterly compensation for service

     as a Director plus all additional compensation paid for

     attendance  at meetings of the Board and of  committees

     of the Board;

by  giving  notice: (1) if the Director  is  a  Director  on

November  30  of  any year, at least thirty  days  prior  to

January  1  of  the  year for which the election  is  to  be effective, (2) if the Director is not a Director on November

30  of any year, within 20 days after the date on which  the

Director is first elected a Director, or (3) within 20  days after any amendment of this Plan. Each notice shall continue in  force unless and until revoked or modified by notice  at least  thirty  days  before the  January  1  on  which  such revocation  or  modification is  to  become  effective.  All amounts  deferred  and  accrued  under  this  Plan  will  be

unsecured  liabilities of the Company or a  Subsidiary   and

will  not be funded with any specific assets of the  Company or any Subsidiary.

     SECTION 4.   Method of Deferment.

           (a)  A  Director who elects to defer compensation

     under  this  Plan  may elect to have such  compensation

     credited  to  a prime rate account, to a  Common  Stock

     account,  or  in increments of 25%, to  both  forms  of

     account.  Amounts  accrued  in  accounts  may  not   be

     transferred  from  one form to the other.  A  different

     election  may  be  made  with respect  to  compensation

     earned in each calendar year.

           (b)  An amount equal to the compensation which  a

     Director  has elected to have deferred will be credited

     by  the  Company in a deferred compensation account  in

     the  name of the Director on the date such compensation

     would otherwise become payable to the director.

           (c)   Prime  rate account.  Interest  equivalents

     will  be credited on the balance in a Director's  prime

     rate account at the end of each calendar quarter. After

     installment  payments to the Director or a  Beneficiary

     have  commenced under this Plan interest will  be  paid

     quarterly  in  cash to the Director or Beneficiary,  as

     the case may be. For the purpose of crediting interest,

     (1)  interest  will be computed at the  prime  rate  of

     interest  in  effect at Harris Trust and Savings  Bank,

     Chicago,  Illinois  during such quarter,  and  (2)  the

     balance  accrued in a Director's deferred  compensation

     account during any quarter will be the average  of  the

     balances in the Director's account at the beginning  of

     the  quarter  and at the end of each month  during  the

     quarter.

           (d)  Common Stock account.   When compensation is

     credited  to  a  Common Stock account,  the  amount  of

     compensation will be divided by the Market Value on the

     date  such  compensation is credited to the account  to

     determine  the  number of Units (to  the  nearest  one-

     hundredth)  to  be  credited to such account.  On  each

     record  date for determination of shareowners  entitled

     to  receive  a  dividend on the outstanding  shares  of

     Common  Stock,  there will be credited to  each  Common

     Stock account that number of additional Units equal  to

     the  number of shares (and fraction of a share  to  the

     nearest one-hundredth) of Common Stock which could have

     been  purchased at Market Value on that date  with  the

     amount,  if  paid  in cash, or the value,  if  paid  in

     property,  of the dividend to be paid on a  number  (to

     the  nearest  one-hundredth) of shares of Common  Stock

     equal  to  the  number of Units (to  the  nearest  one-

     hundredth)  in  that account on such  record  date.  No

     account of a Director who has terminated service  as  a

     Director on or prior to a record date shall be credited

     with  additional Units, however, if the Director  would

     have  been  entitled  to  receive  the  dividend  as  a

     shareowner of record on such record date had the  Units

     in  such account been distributed in the form of shares

     of Common Stock on or prior to such record date.

     SECTION 5.   Distributions.

           (a)    Except  as provided in Section  5(b),  the

     timing  and  manner of each distribution to a  Director

     under   the  Plan  shall  be  made  pursuant  to   such

     Director's Valid Election, as defined in the  following

     sentence. A "Valid Election" means an election  by  the

     Director which (i) is irrevocable except as provided in

     Section 5(g), (ii) is made by the Director prior to the

     first day of the calendar year in which such Director's

     termination of service occurs, (iii) is made in writing

     pursuant  to such rules as the Committee may determine,

     and  (iv)  provides  for  a  distribution  pursuant  to

     paragraphs (b) or (c).

           (b)     If the Director so elects pursuant  to  a

     Valid  Election,  or  if the Director  makes  no  Valid

     Election,  upon a termination of service as a Director,

     the amounts accrued in the Director's accounts will  be

     distributed to the Director in a lump sum  as  soon  as

     practicable  after  January 31 of  the   calendar  year

     following  the  calendar year in which  the  Director's

     termination  of  service  occurs  (Distribution  Date);

     provided,   however,   that  no  payment   of   amounts

     attributable  to  deferrals credited  to  a  Director's

     Common Stock account on or before October 10, 1991 will

     be  made less than six months after the Director's last

     acquisition,  prior  to termination  of  service  as  a

     Director,  of a Centel equity security (as  defined  in

     Securities  and  Exchange  Commission  Rule  16a-l(d)),

     which  acquisition is not exempt from Section 16(b)  of

     the Securities Exchange Act of 1934.

           (c)   Pursuant to the terms of a Valid  Election,

     distributions  shall be paid under the Plan  commencing

     on  or  after  termination of service as a director  as

     follows:

           (i) in  a  lump sum as soon as practicable  after

               the Director's termination of service; or

          (ii) in  installment  payments  of  principal  and

               interest which (A) shall be paid for a period

               not  exceeding the Director's life expectancy

               determined  at  the time of a termination  of

               service  (Life  Expectancy)  and  (B)   shall

               commence as of the Distribution Date; or

        (iii) in   installment  payments  of  the   interest

               accrued on amounts in the Director's deferred

               compensation accounts; such interest shall be

               paid   for  the  Life  Expectancy  and  shall

               commence  as of the Distribution  Date,  with

               the  principal and any other amounts credited

               to   the   Director's  deferred  compensation

               accounts  being  paid as soon as  practicable

               after the Director's death; or

          (iv) pursuant  to  any  method determined  by  the

               Director, provided that such method  provides

               for  full payment of all amounts credited  to

               the Director's deferred compensation accounts

               no  later  than a date which is  as  soon  as

               practicable after the Director's death.

          (d)  All distributions of amounts accrued in a

     Director's   deferred  compensation  account,   whether

     accrued  in  a prime rate account or in a Common  Stock

     account,   will  be  paid  exclusively  in   cash.   If

     distribution  cannot be made on the day prescribed,  it

     will  be made as soon thereafter as practicable  as  of

     that day. The Value of Units for purposes of

     distribution  shall be their Value on the  date  as  of

     which distribution is deemed made.

          (e)  Notwithstanding the foregoing, a Director who

     has an interest in a prime rate account under this Plan

     may  elect,  by giving notice a least 60 but  not  more

     than  120  days  prior to January 1 of the  fifth  year

     following  the year in which deferred compensation  was

     accrued in a Director's prime rate account to have  the

     amount  accrued in such fifth preceding year,  together

     with  interest credited with respect thereto,  paid  in

     cash  to  the  Director  on the  January  31  following

     receipt of the notice.

           (f)   In  the  event of a Director's  death,  any

     amounts  to  which  the Director is entitled  hereunder

     will be distributed to the Beneficiary entitled thereto

     in such manner as is determined by the Committee in its

     sole  discretion.  The  Company may  consult  with  the

     beneficiary prior to such determination.

          (g)  Notwithstanding any provision to the contrary

     hereunder, at any time, the Director may change a Valid

     Election  by  election  to accelerate  the  date(s)  of

     payment  specified in such prior election,  subject  to

     the following circumstances:

           (i) the Committee in its sole discretion consents

               to the change in Valid Election, and

          (ii) the   amounts  which  are  subject  to   such

               accelerated payment date(s) shall be  reduced

               by 6%. Subject to the preceding sentence, the

               calculation of such reduction shall  be  made

               in the sole discretion of the Committee.

      SECTION 6.  Anti-Dilution.  In the event of any change

in capitalization which affects the Common Stock, such as  a stock dividend, a stock distribution, a stock split-up or  a subdivision  or combination of shares, such adjustments,  if any,  as  the  Board in its discretion deems appropriate  to reflect such change shall be made with respect to the number of Units in each Common Stock account.

     SECTION 7.   Beneficiaries.

           (a)  A Director may, by giving notice during  the

     Director's  lifetime, designate (1)  a  Beneficiary  or

     Beneficiaries  to whom distribution of  the  Director's

     deferred  compensation accounts will  be  made  in  the

     event of the Director's death prior to the full receipt

     of  the  Director's interests under this Plan, and  (2)

     the   proportions  to  be  distributed  to  each   such

     designated Beneficiary if there be more than  one.  Any

     such  designation  may be revoked  or  changed  by  the

     Director  at any time and from time to time by  similar

     notice.  If  there  if  no such designated  Beneficiary

     living  upon the death of the Director or if  all  such

     designated  Beneficiaries die prior to distribution  of

     all  of  a  Director's interests under this  Plan,  the

     Beneficiary shall be such one or more of the  surviving

     spouse, or surviving descendants, of such Director  and

     in such proportions among them, as the Committee in its

     sole  discretion may determine; but if there  are  none

     then  surviving to the knowledge of the  Committee  the

     then  remaining  balance  of  such  interest  will   be

     distributed to the estate of the last survivor  of  the

     Director and designated Beneficiaries.

           (b)  If the Company, after reasonable inquiry, is

     unable  within  one  year  to  determine  whether   any

     designated  Beneficiary did in fact survive  the  event

     that  entitled such Beneficiary to receive distribution

     under this Plan, it will be conclusively presumed  that

     such Beneficiary did in fact die prior to such event.

     SECTION 8.  Committee.  This  Plan will be administered

by a Committee consisting of the members of the Board of the

Company who are employees of the Company or its Subsidiaries and do not receive compensation for serving as Directors.

      Except  as otherwise expressly provided in this  Plan,

the  Committee  shall have full power and authority,  within the limits provided by this Plan:

           (a)   to  construe this Plan and  make  equitable

     adjustments  for  any mistakes or errors  made  in  the

     administration of this Plan;

           (b)  to  determine all questions arising  in  the

     administration  of this Plan, including  the  power  to

     determine the rights of Directors participating in this

     Plan  and  their Beneficiaries and the amount of  their

     respective interests;

           (c) to adopt such rules and regulations as it may

     deem  reasonably necessary for the proper and efficient

     administration  of  this  Plan  consistent   with   its

     purposes;

           (d)  to enforce this Plan in accordance with  its

     terms and with the rules and regulations adopted by the

     Committee; and

           (e)   to  do all other acts which in its judgment

     are   necessary  or  desirable  for  the   proper   and

     advantageous administration of this Plan.

The  Committee  shall act by the vote or  concurrence  of  a majority of its members and shall maintain a written  record of  its decisions and actions. All decisions and actions  of the  Committee pursuant to the provisions of this Plan shall be  final and binding upon all persons affected thereby.  No member of the Committee shall have any personal liability to anyone,  either  as  such member or as  an  individual,  for anything  done  or  omitted to be  done  in  good  faith  in carrying out the provisions of this Plan.

      SECTION  9.    Non-Alienation.   No right  or  benefit

under   this   plan   shall  be  subject  to   anticipation,

alienation, sale, assignment, pledge, encumbrance or charge,

and  any  attempt  to  anticipate, alienate,  sell,  assign,

pledge, encumber or charge the same shall be void. No  right or benefit under this Plan shall in any manner be liable for or  subject to the debts, contracts, liabilities or torts of the  person entitled to such benefits except such claims  as may be made by the Company or any Subsidiary.

       SECTION  10.    Notice.   Any  notice  authorized  or

required to be given to the Company under this Plan shall be deemed  given upon delivery in writing, signed by the person giving  the notice, to the Secretary of the Company or  such other  officer as may be designated by the Chairman  of  the

Board.

      SECTION  11.   Plan Modifications.  The Board  of  the

Company  may, at any time terminate this Plan or  may,  from time  to  time,  amend any provision of this  Plan  in  such manner and to such extent as it may, in its discretion, deem to  be advisable. In the event this Plan is terminated,  any

amount   remaining  in  any  Director's  account   will   be

distributed in such manner as is determined by the Committee in its sole discretion.

      SECTION  12.     Applicable Law.  This Plan  shall  be

governed by the law of the State of Illinois.





                                                        Exhibit (10)(aa)


                       CENTEL CORPORATION
                   DIRECTOR STOCK OPTION PLAN

1.   Purpose  of Plan.  The purpose of the Director Stock  Option
     Plan  (the  Plan)  is  to  promote the  long-term  financial interests of the company and its subsidiaries by:

     (a) providing an incentive for all non-employee members of the Centel Board of Directors (the Directors) to maximize the long-term value of the Common Stock and otherwise act in the best interest of shareowners;

     (b) providing Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership; and

     (c) attracting and retaining highly qualified Directors who will contribute in exceptional ways to the long-term financial success of the Company and its subsidiaries.

2.   Definitions.   The  following words  and  phrases  have  the
     respective meanings indicated below unless a different meaning is plainly implied by the context.

     (a) "Administrative Committee" means a committee of management employees which, pursuant to Section 4, has been appointed by the Board Committee and authorized to assume designated responsibilities and perform designated functions.

     (b) "award" means the grant of stock options on a date specified in Section 7 to an Eligible Director pursuant to this Plan.

     (c)  "Board   Committee"   means   the   Organization    and
          Compensation Committee of the Board of Directors of Sprint.

     (d) "Common Stock" or "stock," or "shares" means shares of common stock of Sprint.

     (e)  "Company"   means   Centel   Corporation,   a    Kansas
          corporation, and its successors.

     (f) "date of award" means the date designated by this Plan for the award of stock options.

     (g) "Eligible Director" means any present or future member of the Board of Directors of the company (the Board or Board of Directors) who is (1) a member of the Board of Directors on the date an award is made, and (2) not an employee of the Company or any subsidiary.

     (h) "letter of agreement" means a letter from the Board Committee, or from the Administrative Committee or Administrative Committee member acting on behalf of the Board Committee, to a Director, indicating that the Director is a participant in the Director Stock Option Plan, the number of shares subject to option to be granted to the participant, the option price, the date or dates when such option may be exercised, and other provisions consistent with the Plan.

     (i) "market value" of Common Stock on any date means the closing price of Common Stock on that date on the New York Stock Exchange Composite Transactions list, as subsequently reported in The Wall Street Journal, or, if no sale of the Common Stock shall have been made on that date, such closing price on the next preceding date on which there was a sale.

     (j) "participant" means an Eligible Director who has been awarded options pursuant to this Plan.

     (k)  "Plan" means the plan set forth in this Director  Stock
          Option Plan, as it may be amended from time to time, and known as the "Director Stock Option Plan."

     (l)  "Sprint"  shall  mean  Sprint  Corporation,  a   Kansas
          corporation, and its successors.

     (m) "stock option" or "option" is a right granted to a participant to purchase a designated number of shares of Common Stock at a stated price for a stated period of time. The participant may exercise that right according to Section 9 of the Plan as to all or a portion of the shares at a specified time or times. Stock options granted under this Plan are not intended to qualify as incentive stock options under Internal Revenue Code Section 422A.

     (n) "subsidiary" means any corporation fifty percent or more of the voting stock of which is owned, directly or indirectly, by the Company or Sprint.

3.   Administration of Plan.

     (a)  The Plan shall be administered by the Board Committee.

     (b) The Board Committee shall not have authority or discretion to determine (1) the Directors to be granted options, (2) the times at which options shall be granted, (3) the number of shares subject to each option, (4) the period during which each option shall become exercisable, or (5) the terms contained in each letter of agreement between the company and participant. All such matters are fixed and determinable according to the provisions of the Plan applicable thereto.

     (c) The Board Committee shall have full authority and discretion to adopt rules and regulations and prescribe or approve the forms to carry out the purposes and provisions of this Plan. The Board Committee's interpretation and construction of any provision of this Plan or any option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board.

4.   Appointment of Administrative Committee.

     (a)  The  Board  Committee  may  appoint  an  Administrative
          Committee to:

          (1) construe this Plan and make equitable adjustment for any mistakes, omissions, or errors made in the administration of this Plan;

          (2) adopt such rules and regulations as may be deemed reasonably necessary for the proper and efficient administration of this Plan consistent with its purposes;

          (3) enforce this Plan in accordance with its terms and with the rules and regulations adopted for the Plan; and

          (4) do all other acts which in the Administrative Committee's reasonable judgment are necessary or desirable for the proper and advantageous administration of this Plan consistent with the Plan's purposes.

     (b) The Administrative Committee shall not have authority or discretion over matters delineated in Section 3(b) of the Plan.

5. Eligibility. All present or future members of the Board of Directors who are members of the Board of Directors on the date an award is made, and are not employees of the company or any subsidiary, shall be Eligible Directors under the Plan, and participants in this Plan.

6. Shares Subject to Plan. Subject to adjustment as provided in Section 15, the aggregate number of shares subject to options granted under this Plan shall not exceed 288,396 shares of Common Stock, par value $2.50 per share (the shares), which may be treasury shares reacquired by Sprint or authorized and unissued shares, or a combination of both.

7.   Size and Frequency of Option Grants.

     (a) Each Eligible director shall be granted options on the following dates to purchase the following number of shares:

                 Date  of  Award                 Number  of Shares
               November 11, 1988                       11,250
               November 1, 1989                          6,750
               November 1, 1990                          6,750
               November 1, 1991                          3,000
               November 1, 1992                          3,000
               November 1, 1993                          3,000


     (b)  Each  new  Eligible  Director shall  be  granted  5,000 options upon election to the Board of Directors of the Company.

     (c) No Eligible Director shall receive more than one award in any calendar year.

8. Option Price. The option price per share under each option granted under this Plan shall be 100% of the market value per share on the date an option is granted, but in no event shall the option price be less than the par value per share.

9. Exercise of Options. Each option granted under this Plan shall be fully exercisable as of the date it is awarded to the participant. Shares shall be issued to the participant pursuant to the exercise of an option only upon receipt by Sprint from the participant of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full either in cash or by a single exchange of shares of Common Stock previously owned by the optionee, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the aggregate market value, as defined in Section 2, of such shares on the date of the exercise of such option. Previously owned shares acquired via prior exercise of a stock option granted under this Plan shall not be accepted in full or partial payment for shares purchased upon the exercise of an option unless such previously owned shares have been held by the participant for at least six months subsequent to such prior exercise.

10.  Term  of  Option.   The unexercised portion  of  any  option
     granted hereunder shall expire ten years after the date the option is granted.

11. Nontransferability of Option. No option granted under this Plan shall be transferable except by will or the laws of descent or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986. Each such option shall be exercisable during the participant's lifetime only by the participant.

12. Termination of Service. Upon termination of service of a participant for any reason including expiration of term with no subsequent reelection, resignation, retirement, total disability, or death, all options previously granted to the participant may be exercised within a one-year period following the date of termination, but in no event earlier than six months, nor later than ten years, after the date of grant of such options. On or before March 8, 1993, termination of service shall mean termination of service as a Director of the Company. Directors who become Directors of Sprint Corporation on March 9, 1993, shall not be deemed to have terminated service for purposes of determining when an option lapses under this Section 12. On or after March 9, 1993, termination of service shall mean termination of service as a Director of Sprint. Upon the death of a participant, options may be exercised by the legal representative of the deceased participant's estate.

13. Nonalienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under this Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits except such claims as may be made by the Company, Sprint or any subsidiary. If any participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, such right or benefit shall, in the sole discretion of the Board Committee (or of the Administrative Committee acting on behalf of the Board Committee), cease, and in such event, the Company or Sprint shall hold or apply the same or any part thereof for the benefit of such participant or beneficiary, such person's spouse, children or other dependents, or any of them, in such manner and in such proportions as the Committee in its sole discretion shall determine.

14. Indemnification of Committee Members. In addition to such other rights of indemnification as any person may have as a director, officer or member of the Board Committee or Administrative Committee, each member of the Committees shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which such person may be a party by reason of any action taken or failure to act under or in connection with this Plan, and against all amounts paid by such person in settlement thereof (provided such settlement is approved by legal counsel selected or approved by the company), or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding, that such Committee member is liable for gross misconduct, provided that within 60 days after the institution of such action, suit or proceeding, such Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15. Adjustment in Number of Shares and Option Price. In the event of any subdivision or combination of the outstanding shares of Sprint by reclassification or otherwise, or in the event of the payment of a stock dividend, a capital reorganization, a reclassification of shares, a consolidation or merger, or the sale, lease or conveyance of substantially all the assets of Sprint, the Board Committee shall make appropriate and equitable adjustments in the number and kind of shares with respect to which all outstanding options or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Board Committee shall be final and binding upon all participants, the Company, Sprint and all other interested persons.

16. Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934, as amended. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board Committee, or the Administrative Committee acting on behalf of the Board Committee, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

17. Amendment and Discontinuance. The Board of Directors of the Company may alter, suspend or terminate this Plan; provided, however, that (1) no such action shall increase the term for which any option may be granted, or change in any way the grants made in accordance with Section 7, or increase the number of shares available under the Plan (other than as provided in Section 15), or reduce the minimum option price per share as provided in Section 8, (2) if required to qualify the Plan under Rule 16b-3 of the Securities Exchange Act of 1934, no amendment which alters the amount, price or timing of awards granted under the Plan shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, or the rules thereunder, and (3) no action pursuant to this Section 17 shall materially and adversely affect any outstanding options without the consent of the respective participants.